UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14A-101)
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)
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Filed by a Party other than the Registrant	☐
Check the appropriate box:

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☑	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to Section 240.14a-12.
FIRST AMERICAN STRATEGY FUNDS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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	(1)	Title of each class of securities to which transaction applies:

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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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IMPORTANT NOTICE TO STOCKHOLDERS
November 10, 2010

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q. Why am I receiving this Proxy Statement?

A.	You are a stockholder of one or more series (each a “Fund” and, collectively, the “Funds”) of First American Strategy Funds, Inc. (the “Company”). FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”) serves as investment adviser and administrator to each Fund. On July 29, 2010, U.S. Bank and FAF entered into a definitive agreement with Nuveen Investments, Inc. (“Nuveen”), Nuveen Asset Management (“NAM”) and certain Nuveen affiliates whereby NAM will acquire a portion of the asset management business of FAF (the “Transaction”). The acquired business includes the assets of FAF used in providing investment advisory services, research, sales and distribution in connection with equity, fixed income, real estate, global infrastructure and asset allocation investment products (other than the money market business and closed-end funds advised by FAF), including the Funds. In connection with the Transaction, the Board of Directors of the Company (the “Board”) considered a number of proposals designed to integrate the Funds into the Nuveen family of funds, including the appointment of NAM as investment adviser and Nuveen Investments, LLC as distributor to the Funds.

Q. What proposals are stockholders being asked to consider?

A.	You are being asked to approve a new investment advisory agreement (the “New Advisory Agreement”) for each Fund with NAM and a new sub-advisory agreement (the “Sub-Advisory Agreement”) for each Fund between NAM and a wholly-owned subsidiary of NAM formed in anticipation of an internal restructuring. NAM will enter into the Sub-Advisory Agreement at the later of the closing of the internal restructuring or the closing of the Transaction. You also are being asked to consider the election of a new Board.

Q. How will the Transaction affect me as a Fund stockholder?

A.	Your Fund will be integrated into the Nuveen family of funds and be rebranded as a Nuveen Fund. Upon the closing of the Transaction, NAM will not only serve as investment adviser to the Funds, but will also provide many related services such as administration, marketing and distribution, and shareholder services. Shortly after the closing of the Transaction, you will have access to all of the investment choices and all of the shareholder services available to Nuveen shareholders. The investment objective of your Fund and its principal investment strategies will not change as a result of the Transaction. The portfolio managers for each Fund in place immediately prior to the Transaction are expected to remain the same.

The Board, FAF and NAM believe that the Transaction may benefit each Fund’s stockholders in a number of ways, including the potential for lower overall fund expenses as the Funds realize economies of scale from being part of a larger fund complex, expanded investment choices within the fund complex and affiliation with a well-recognized fund sponsor.

Q. How does the proposed New Advisory Agreement differ from the Current Advisory Agreement?

A.	While the investment advisory services to be provided under the proposed New Advisory Agreement are similar to those under the current investment advisory agreement between the Company and FAF (the “Current Advisory Agreement”), there are some differences in the terms of the Agreements. One important difference is that the services provided by NAM under the New Advisory Agreement also include certain administrative services, whereas under the current structure these administrative services and certain additional services are provided pursuant to a separate administrative agreement between the Funds and FAF (the “Current Administrative Agreement”), although the Funds are not charged for these services. The advisory fees to be paid by each Fund to NAM under the New Advisory Agreement (0.10%

of average daily net assets) will be identical to total fees paid to FAF under the Current Advisory Agreement (0.10% of average daily net assets) and the Current Administrative Agreement (0.00% of average daily net assets). However, certain services provided to the Funds under the Current Administrative Agreement, including certain accounting services, will not be provided to the Funds under the New Advisory Agreement and will be delegated to other service providers. In addition, certain fees paid by FAF under the Current Administrative Agreement, including certain network and sub-transfer agency fees, will not be paid by NAM under the New Advisory Agreement and will be paid directly by the Funds.

Immediately following the Transaction, the net expense ratio of each Fund is expected to be the same or lower than the Fund’s net expense ratio as of June 30, 2010, adjusted to reflect a decrease in net assets resulting from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to closing of the Transaction, assuming the Fund’s net assets at the time of the closing of the Transaction are no lower than their adjusted June 30 level. The anticipated redemptions by the U.S. Bank 401(k) Plan are unrelated to the Transaction.

A comparison of certain provisions of the New Advisory Agreement and the Current Advisory Agreement is included in the enclosed Proxy Statement and a form of the New Advisory Agreement is included as an appendix.

Q. Who are being nominated to serve as directors?

A.	There are ten nominees, one of whom currently serves on the Board. The other nine nominees currently serve as directors or trustees to various Nuveen funds and were recommended by the current Board to serve upon the closing of the Transaction. It is expected that the current member of the Board who is being nominated will join the boards of other Nuveen funds. The proposed use of a single board for all funds in the Nuveen family of funds is expected to result in enhanced supervision, administrative efficiencies and cost savings.

Q. What happens if the proposals are not approved?

A.	The closing of the Transaction is subject to the satisfaction or waiver of customary conditions. If the closing conditions are not satisfied or waived, the Transaction will not close. If the Transaction does not close, none of the proposals in the enclosed Proxy Statement will take effect and the current Board will continue to serve and will take such actions as it deems in the best interest of the Funds.

If the Transaction closes and the stockholders of a Fund have not approved a New Advisory Agreement for that Fund, the then current Board will take such action as it deems in the best interests of the Fund, which may include terminating the Current Advisory Agreement and entering into an interim advisory agreement with NAM.

Q. How does my Fund’s Board recommend that I vote?

A.	The Board recommends that you vote FOR the approval of the New Advisory Agreement and Sub-Advisory Agreement and FOR the election of the nominees as listed in the enclosed Proxy Statement.

Q. Who will pay for the proxy solicitation?

A.	The expenses associated with the proxy materials, including the preparation, printing and mailing of the enclosed proxy cards, the accompanying notice and proxy statement, will not be borne by any Fund. NAM and U.S. Bank will share any costs associated with the preparation, printing and mailing of the proxy statement, solicitation of proxy votes and the costs of holding the stockholder meetings.

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Q. Whom do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call The Altman Group, your Fund’s proxy solicitor, at (800) 317-8033. Please have your proxy materials available when you call.

Q. How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q. Will anyone contact me?

A.	You may receive a call from The Altman Group to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed are important and in the best interests of the Funds. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

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800 NICOLLET MALL
MINNEAPOLIS, MINNESOTA 55402
(800) 677-3863

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
DECEMBER 17, 2010

November 10, 2010

First American Strategy Funds, Inc.

Strategy Aggressive Growth Allocation Fund
Strategy Balanced Allocation Fund
Strategy Conservative Allocation Fund
Strategy Growth Allocation Fund

(each a “Fund,” and collectively the “Funds”)

To the Stockholders of the Above Funds:

Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of the Funds listed above will be held at the offices of FAF Advisors, Inc., 800 Nicollet Mall, 3rd Floor — Training Room A, Minneapolis, MN 55402, on Friday, December 17, 2010, at 11:30 a.m. central time, for the following purposes:

Matters to Be Voted on by Stockholders:

1. For each Fund, to approve an investment advisory agreement with Nuveen Asset Management and an investment sub-advisory agreement between Nuveen Asset Management and Nuveen Asset Management, LLC.

2. For each Fund, to elect ten directors to the Board of Directors to serve upon the closing of the Transaction.

Stockholders of record at the close of business on October 25, 2010 are entitled to notice of and to vote at the Special Meeting.

All stockholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether you plan to attend the Special Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Thomas S. Schreier, Jr.
President

1

800 NICOLLET MALL
MINNEAPOLIS, MINNESOTA 55402
(800) 677-3863

PROXY STATEMENT
November 10, 2010

This Proxy Statement is first being mailed to stockholders on or about
November 12, 2010.

First American Strategy Funds, Inc.

Strategy Aggressive Growth Allocation Fund
Strategy Balanced Allocation Fund
Strategy Conservative Allocation Fund
Strategy Growth Allocation Fund

(each a “Fund,” and collectively, the “Funds”)

General Information

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of First American Strategy Funds, Inc. (the “Company”), a Minnesota corporation, on behalf of each Fund, of proxies to be voted at a special meeting of stockholders (the “Special Meeting”) to be held at the offices of FAF Advisors, Inc., 800 Nicollet Mall, 3rd Floor — Training Room A, Minneapolis, MN 55402, on Friday, December 17, 2010, at 11:30 a.m. central time, and at any and all adjournments thereof.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or as otherwise provided. Unless instructions to the contrary are marked, properly executed proxies will be voted “FOR” the approval of the New Advisory Agreement (as defined below) and the Sub-Advisory Agreement (as defined below) and “FOR” the election of the Director Nominees (as defined below). Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Company at the address indicated above, by voting again using your original proxy card or by the Internet or toll-free telephone call, or by voting in person at the Special Meeting.

Those persons who were stockholders of record at the close of business on October 25, 2010 (the “Record Date”) will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. The following table lists the number of shares of each Fund issued and outstanding as of the Record Date.

Fund	Outstanding Shares

Strategy Aggressive Growth Allocation Fund	12,727,105.514
Strategy Balanced Allocation Fund	44,639,401.994
Strategy Conservative Allocation Fund	11,207,399.114
Strategy Growth Allocation Fund	18,860,233.432

Summary of Proposals and Funds Affected

The following chart specifies the Funds whose stockholders will be entitled to vote at the Special Meeting on each of the proposals being presented for stockholder consideration. The proposals are set forth in the Notice of Special Meeting and are discussed in detail in this Proxy Statement.

Proposal	Affected Funds	Page Number

Proposal 1: To approve an investment advisory agreement with Nuveen Asset Management and an investment sub-advisory agreement between Nuveen Asset Management and Nuveen Asset Management, LLC	Each Fund, voting separately	3

Proposal 2: To elect ten directors to the Board of Directors	All Funds, voting together	11

Background

FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), serves as investment adviser and administrator to each Fund. On July 29, 2010, U.S. Bank and FAF entered into a definitive agreement (the “Asset Purchase Agreement”) with Nuveen Investments, Inc. (“Nuveen”), Nuveen Asset Management (“NAM”) and certain Nuveen affiliates, whereby NAM will acquire a portion of the asset management business of FAF (the “Transaction”). The consideration payable under the Asset Purchase Agreement consists of a cash payment payable at the closing date in the amount of eighty million dollars ($80,000,000), subject to certain closing adjustments. In addition, U.S. Bank will receive a 9.5% equity interest in NAM’s ultimate parent company. The acquired business includes the assets of FAF used in providing investment advisory services, research, sales and distribution in connection with equity, fixed income, real estate, global infrastructure and asset allocation investment products (other than the money market business and closed-end funds advised by FAF), including the Funds. In connection with the Transaction, the Board of Directors of the Funds (the “Board”) considered a number of proposals designed to integrate the Funds into the Nuveen family of funds, including the appointment of NAM as investment adviser and Nuveen Investments, LLC as distributor to the Funds. The Board also considered a proposal in connection with an internal restructuring of NAM, for Nuveen Asset Management, LLC (“NAM LLC”) to serve as sub-adviser for each Fund.

The Board has approved, and you are being asked to approve, a new investment advisory agreement (the “New Advisory Agreement”) for each Fund with NAM and an investment sub-advisory agreement between NAM and NAM LLC (the “Sub-Advisory Agreement”). You also are being asked to consider the election of ten nominees (the “Director Nominees”) to the Board, one of whom currently serves on the Board. The other nine Director Nominees currently serve as trustees or directors of various registered investment companies sponsored by Nuveen (the “Nuveen Funds”) and were recommended by the current Board to serve upon the consummation of the Transaction.

The Transaction is expected to close during the fourth quarter of 2010 and is subject to the satisfaction or waiver of customary conditions, including FAF maintaining a specified percentage of its revenues between signing and closing, which will be largely impacted by whether the proposed New Advisory Agreement for the Funds and new advisory agreements for other funds advised by FAF are approved.

As part of the Transaction, it is expected that substantially all investment professionals employed by FAF whose employment responsibilities relate primarily to the acquired business will be offered employment by NAM or NAM LLC. The portfolio managers for each Fund are expected to remain the same after the Transaction.

The New Advisory Agreement and the election of the Director Nominees, if approved, will take effect as of the closing of the Transaction. The Sub-Advisory Agreement, if approved, will take effect at the later of the internal restructuring or the closing of the Transaction.

Section 15(f)

The Board has been advised that, in connection with carrying out the Transaction, the parties to the Asset Purchase Agreement are obligated to use their best efforts to ensure reliance on Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”), which provides a safe harbor for an investment adviser to an investment company, and any of the investment adviser’s affiliated persons (as that term is defined in the 1940 Act), to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are met.

First, for a period of not less than three years after the closing of the Transaction, the Asset Purchase Agreement provides that no more than 25% of the members of the Board shall be “interested persons” of Nuveen, FAF or their affiliates. Second, for a period of not less than two years following the closing of the Transaction, the Asset Purchase Agreement provides that Nuveen and its affiliates shall not impose any “unfair burden” on any Fund as a result of the Transaction. An “unfair burden” would include any arrangement whereby an adviser, or any “interested person” of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Funds or their stockholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Funds (other than bona fide ordinary compensation as principal underwriter for a Fund).

Consistent with the parties’ reliance on Section 15(f), NAM has committed to certain undertakings to maintain current fee caps and/or to waive fees or reimburse expenses to maintain net management fees at certain levels and Nuveen has represented to the Board that Nuveen and its affiliates will not take any action that imposes an “unfair burden” on any Fund as a result of the Transaction. In addition, as of the closing of the Transaction, at least 75% of the members of the then current board of directors of the Company will not be “interested persons” of Nuveen, FAF or their affiliates.

Other

The Board has also approved (i) Nuveen Investments, LLC to serve as distributor of the Funds following the closing of the Transaction, (ii) U.S. Bank to continue to serve as custodian of the Funds, and (iii) U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, to continue to provide transfer agent and fund accounting/administrative services to the Funds. The Asset Purchase Agreement provides that for a specified period following the closing of the Transaction, subject to its fiduciary duty and the ongoing ability of U.S. Bank and its affiliates to provide services at competitive rates and levels of service, NAM agrees to recommend the continuation, extension or renewal of contracts with U.S. Bank and its affiliates to provide custody, transfer agency and fund accounting/administrative services to the Funds. The Asset Purchase Agreement also provides that, subject to the ability to obtain services at competitive rates and levels of service, NAM agrees to recommend the continued use of U.S. Bank or an affiliate to act as securities lending agent for all funds for which U.S. Bank serves as custodian, including the Funds.

As soon as practicable following the closing of the Transaction, the Company is expected to change its name to Nuveen Strategy Funds, Inc.

PROPOSAL 1: APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT

Introduction

At the Special Meeting, stockholders of each Fund will be asked to approve a New Advisory Agreement for the Fund with NAM. A comparison of the proposed New Advisory Agreement and the current investment advisory agreement between the Company and FAF (the “Current Advisory Agreement”) is included below. The date of the Current Advisory Agreement applicable to each Fund, the date on which it was last submitted for approval by stockholders and the date on which it was last approved by the Board are provided in Exhibit A. In addition, the table set forth in Exhibit B lists other funds registered under the 1940 Act with similar investment objectives and policies to the Funds which are advised or sub-advised by NAM, the net assets of those funds and the management/sub-advisory fee rates payable to NAM. As part of the proposal to approve a New Advisory Agreement for each Fund, stockholders will also be asked to approve a Sub-Advisory Agreement between NAM and NAM LLC that will take effect at the later of the completion of an internal restructuring of NAM or the closing of the Transaction. A description of the internal restructuring and the terms of the Sub-Advisory Agreement are included below. Forms of the New Advisory Agreement and Sub-Advisory Agreement are attached hereto as Appendix A and Appendix B, respectively.

The New Advisory Agreement will take effect as of the closing of the Transaction. If the Transaction closes and the stockholders of a Fund have not approved a New Advisory Agreement for that Fund, the then current Board will take such actions as it deems in the best interests of the Fund, which may include terminating the Current Advisory Agreement and entering into an interim advisory agreement with NAM.

The New Advisory Agreement

While the terms of the New Advisory Agreement are similar to those of the Current Advisory Agreement, there are some important differences. The New Advisory Agreement is intended to standardize the terms of the Funds’ investment management agreements with the agreements currently used by the Nuveen Funds. Despite the differences in contractual terms described below, the advisory services to be provided under the New Advisory Agreement are expected to be substantially similar to those provided under the Current Advisory Agreement.

One important difference between the Current Advisory Agreement and the New Advisory Agreement is that the services provided by NAM to each Fund under the New Advisory Agreement include certain administrative services, whereas, under the current structure, these administrative services and certain additional services are provided pursuant to a separate administrative agreement with FAF (“Current Administrative Agreement”), although the Funds are not charged for these services. The advisory fees to be paid by each Fund to NAM under the New Advisory Agreement (0.10% of average daily net assets) will be identical to total fees paid to FAF under the Current Advisory Agreement (0.10% of average daily net assets) and the Current Administrative Agreement (0.00% of average daily net assets). However, certain services provided to the Funds under the Current Administrative Agreement, including certain accounting services, will not be provided to the Funds under the New Advisory Agreement and will be delegated to other service providers. In addition, certain fees paid by FAF under the Current Administrative Agreement, including certain networking and sub-transfer agency fees, will not be paid by NAM under the New Advisory Agreement and will be paid directly by the Funds. As a result of these changes, it may be most meaningful, in reviewing the effect of the Transaction on fees, to focus on the net expense ratio of each Fund before and after the Transaction.

Immediately following the Transaction, the net expense ratio of each Fund is expected to be the same or lower than the Fund’s net expense ratio as of June 30, 2010, adjusted to reflect a decrease in net assets resulting from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction (the “Adjusted June 30 Expense Ratio”), assuming the Fund’s net assets at the time of the closing of the Transaction are no lower than their adjusted June 30 level. The anticipated redemptions by the U.S. Bank 401(k) Plan are unrelated to the Transaction.

NAM has also committed to maintain all current expense caps through June 30, 2011. In addition, NAM has agreed during the two-year period following the closing of the Transaction, to waive fees or reimburse expenses to the extent necessary to keep net management fees from exceeding the Proposed Net Management Fees, unless a decrease in fee waivers or expense reimbursements would not cause a Fund’s Class Y net expense ratio to exceed its Class Y Adjusted June 30 Expense Ratio. Proposed Net Management Fees are the contractual fees under the New Advisory Agreement based on Fund and Nuveen complex assets as of June 30, 2010, adjusted to reflect a decrease in net assets from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to closing of the Transaction, minus any proposed fee waivers and expense reimbursements.

Information about NAM

NAM is a wholly-owned subsidiary of Nuveen. Nuveen is a wholly-owned subsidiary of Windy City Investment Holdings, L.L.C. (“Windy City”), a limited liability company formed by investors led by Madison

Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds. In addition, Bank of America Corporation (“BAC”), through one or more of its wholly-owned subsidiaries, holds an approximate 32% interest in Windy City’s non-voting equity. Nuveen had approximately $150 billion of assets under management as of June 30, 2010. In connection with the Transaction, U.S. Bank will acquire a 9.5% ownership interest in Windy City.

The principal business address of NAM, Nuveen and each director and/or principal executive officer of NAM, is 333 West Wacker Drive, Chicago, IL 60606. The names and principal occupations of the directors and/or officers of Nuveen are set forth in Exhibit C. The principal business address of MDP and BAC are 70 West Madison Street, Chicago, IL 60602 and 100 North Tryon Street, Charlotte, NC 28255, respectively.

Comparison of the Current Advisory Agreement to the New Advisory Agreement

Set forth below is a general description of certain terms of the New Advisory Agreement and a general comparison of those terms to the terms of the Current Advisory Agreement. The following discussion of the similarities and differences between the New Advisory Agreement and the Current Advisory Agreement is qualified in its entirety by reference to the actual terms of the New Advisory Agreement, the form of which is included in Appendix A. You are encouraged to review Appendix A for the complete terms of the New Advisory Agreement.

Investment Advisory Services.  The investment advisory services to be provided by NAM to the Funds under the New Advisory Agreement generally are similar to the investment advisory services provided by FAF to the Funds under the Current Advisory Agreement. The Current Advisory Agreement provides that, subject to the supervision of the Board, FAF will manage the investment of the assets of the Funds. The New Advisory Agreement similarly provides that, subject to the supervision of the Board, NAM will manage the investment and reinvestment of the assets of the Funds. The Current Advisory Agreement and the New Advisory Agreement authorize the adviser to select brokers and place orders for securities and utilize an affiliate of the adviser as a broker, subject to the supervision of the Board and provided that all brokerage transactions and procedures are in accordance with all applicable laws and regulations. Additionally, both the Current Advisory Agreement and the New Advisory Agreement require the adviser to make certain reports to the Board, including any reports with regard to placement of securities transactions for the Funds. The New Advisory Agreement authorizes NAM to retain one or more sub-advisers, subject to the approval by the Board in accordance with the requirements of Section 15 of the 1940 Act, while the Current Advisory Agreement does not contain a similar provision.

As discussed above, one important difference between the Current Advisory Agreement and the New Advisory Agreement is that the services provided by NAM to each Fund under the New Advisory Agreement include certain administrative services. Under the current structure, administrative services are provided separately pursuant to the Current Administrative Agreement between the Funds and FAF.

Fees and Expenses.  The fee structure of the Funds will reflect the fee and expense structure of the Nuveen Funds, which differs from the current fee and expense structure. The differences are as follows:

•	NAM provides advisory and certain administrative services pursuant to a single agreement and a single fee, while FAF provides advisory and administrative services pursuant to separate agreements and separate fees (the Funds currently do not pay for the provision of administrative services); and

•	Under the new fee structure, certain expenses that are currently covered through the administrative fee will not be covered through the new advisory fee, but will be paid directly by the Funds.

Under the Current Advisory Agreement, each Fund pays FAF at the annual rate shown below, computed based on the net assets at the beginning of each day and paid monthly. The proposed management fee for each

Fund under the New Advisory Agreement is computed by applying the following annual rate to the average daily net assets of the Fund:

Fund	Current and Proposed Management Fee Rate

Strategy Aggressive Growth Allocation Fund	0.10%
Strategy Balanced Allocation Fund	0.10%
Strategy Conservative Allocation Fund	0.10%
Strategy Growth Allocation Fund	0.10%

Expenses.  The Current Advisory Agreement generally provides that FAF will (i) provide each Fund with all necessary office space, personnel and facilities necessary and incident to the performance of its obligations under the Current Advisory Agreement, and (ii) pay or be responsible for payment of all compensation to personnel of each Fund and the officers and directors of each Fund who are affiliated with FAF or any entity which controls, is controlled by or is under common control with FAF. The New Advisory Agreement also generally provides that NAM will be responsible for furnishing, at its expense, office space, facilities and equipment and providing officers and employees to carry out its duties under the New Advisory Agreement.

Limitation on Liability.  The Current Advisory Agreement provides that FAF agrees to indemnify the Company and each Fund with respect to any loss, liability, judgment, cost or penalty which the Fund may directly or indirectly suffer or incur in any way arising out of or in connection with any breach of the Current Advisory Agreement by FAF. Additionally, the Current Advisory Agreement provides that FAF shall be liable to each Fund and its stockholders or former stockholders for any negligence or willful misconduct on the part of FAF or any of its directors, officers, employees, representatives or agents in connection with the responsibilities assumed by it under the Current Advisory Agreement. The New Advisory Agreement provides that NAM shall not be liable for any losses except for losses resulting from willful misfeasance, bad faith, or gross negligence on the part of NAM in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the New Advisory Agreement. The New Advisory Agreement does not provide for indemnification to the Funds.

Term, Continuance and Termination.  The Current Advisory Agreement provides that, unless earlier terminated, it will remain in effect for each Fund for a period of two years from the date of its execution. Thereafter, the Current Advisory Agreement provides that it will remain in effect from year to year, but only so long as such continuation is specifically approved in the manner required by the 1940 Act. The New Advisory Agreement provides that, unless earlier terminated, it will remain in effect with respect to each Fund for an initial term as specified therein (which shall not exceed two years). Thereafter, the New Advisory Agreement provides that it will remain in effect from year to year, but only so long as such continuation is approved in the manner required by the 1940 Act. Additionally, as required by law, the New Advisory Agreement and the Current Advisory Agreement provide that they will terminate automatically in the event of an assignment (as defined under the 1940 Act). Both the New Advisory Agreement and the Current Advisory Agreement also provide that they may be terminated at any time with respect to a Fund, without payment of any penalty, by the Board or by the vote of a majority of the outstanding voting securities of the applicable Fund upon at least sixty (60) days’ written notice to the other party. The Current Advisory Agreement also contains a provision regarding modification. The Current Advisory Agreement may be modified by mutual consent, such consent as to any Fund only to be authorized by a majority of the directors who are not parties to the Current Advisory Agreement or “interested persons” (as defined in the 1940 Act) of FAF or of the Fund and the vote of a majority of the outstanding shares of such Fund. Although not specified in the agreement, under applicable law, modification of the New Advisory Agreement would also be subject to the provisions of the 1940 Act.

Governing Law.  The Current Advisory Agreement is governed by Minnesota law. The New Advisory Agreement is governed by Illinois law.

The Sub-Advisory Agreement

In anticipation of an internal restructuring, NAM has formed a new wholly-owned subsidiary, NAM LLC, and is expected to change its name to Nuveen Fund Advisors, Inc. (“NFA”). The restructuring is expected to be completed in the fourth quarter of 2010 or soon as practicable thereafter. This restructuring may occur prior to, concurrently with or after the effectiveness of the New Advisory Agreement for a Fund, assuming stockholders approve such agreement. In connection with the restructuring, investment personnel of NAM will become employees of NAM LLC. If the New Advisory Agreement takes effect and the restructuring is completed, NAM will remain as investment adviser to the Funds but will appoint NAM LLC to serve as sub-adviser to each Fund pursuant to the Sub-Advisory Agreement, so that the portfolio managers may continue to manage the Funds in their capacity as employees of NAM LLC. NAM will enter into the Sub-Advisory Agreement at the later of the closing of the internal restructuring or the closing of the Transaction. NAM will pay a portion of the advisory fee it receives from each Fund to NAM LLC for its services as sub-adviser. The appointment of NAM LLC as sub-adviser to the Funds will not result in any material change in the nature or level of investment advisory services or administrative services provided to the Funds. In addition, there will be no change in the fees paid by each Fund to NAM.

Terms of the Sub-Advisory Agreement

Set forth below is a general description of certain terms of the Sub-Advisory Agreement. The following discussion of the Sub-Advisory Agreement is qualified in its entirety by reference to the actual terms of the Sub-Advisory Agreement, the form of which is included in Appendix B. You are encouraged to review Appendix B for the complete terms of the Sub-Advisory Agreement.

Investment Advisory Services.  Under the Sub-Advisory Agreement, NAM LLC, subject to the supervision of NAM and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of each Fund’s investment portfolio allocated by NAM to NAM LLC. In the performance of its duties, NAM LLC will satisfy its fiduciary duties to the Company, will monitor each Fund’s investments and will comply with the provisions of the Company’s Articles of Incorporation and By-laws, and the stated investment objectives, policies and restrictions of each Fund.

Brokerage.  The Sub-Advisory Agreement authorizes NAM LLC to select brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to NAM LLC’s obligation to obtain best execution under the circumstances, which includes most favorable net results and execution of each Fund’s orders, taking into account all appropriate factors.

Expenses.  During the term of the Sub-Advisory Agreement, NAM LLC will pay all expenses incurred by it in connection with its activities under the Sub-Advisory Agreement other than the cost of securities (including brokerage commission, if any) purchased for each Fund.

Compensation.  Under the Sub-Advisory Agreement, NAM will pay NAM LLC a fee for each Fund equal to the percentage shown below of the remainder of (a) the investment management fee payable by each Fund to NAM based on average daily net assets pursuant to the New Advisory Agreement, less (b) any management fees, expenses, supermarket fees and alliance fees waived, reimbursed or paid by NAM in respect of each Fund. The fee shall accrue daily and shall be payable monthly.

Fund	Compensation Percentage

Strategy Aggressive Growth Allocation Fund	50%
Strategy Balanced Allocation Fund	50%
Strategy Conservative Allocation Fund	50%
Strategy Growth Allocation Fund	50%

Limitation on Liability and Standard of Care.  Pursuant to the Sub-Advisory Agreement, NAM will not take any action against NAM LLC to hold NAM LLC liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of NAM LLC’s duties under the

Sub-Advisory Agreement, except for a loss resulting from NAM LLC’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Term, Continuance and Termination.  The Sub-Advisory Agreement provides that it will remain in effect for an initial term as specified therein (which shall not exceed two years). Thereafter, the Sub-Advisory Agreement shall continue in force from year to year thereafter, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act; however, if such continuation is not approved, NAM LLC may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act.

The Sub-Advisory Agreement will automatically terminate in the event of an assignment and may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice to NAM LLC. The Sub-Advisory Agreement may also be terminated by the Company with respect to a Fund by action of the Board or by a vote of a majority of the outstanding voting securities of such Fund on sixty (60) days’ written notice to NAM LLC by the Company.

The Sub-Advisory Agreement may be terminated with respect to each Fund at any time without the payment of any penalty by NAM or by the Board or by vote of a majority of the outstanding voting securities of each Fund in the event that it shall have been established by a court of competent jurisdiction that NAM LLC or any officer or director of NAM LLC has taken any action which results in a breach of the covenants set forth in the Sub-Advisory Agreement.

Governing Law.  The Sub-Advisory Agreement is governed by Illinois law.

Board Considerations

The New Advisory Agreement for each Fund was approved by the Board after consideration of all factors determined to be relevant to its deliberations, including those discussed below. The Board authorized the submission of the New Advisory Agreement for consideration by each Fund’s stockholders in this Proxy Statement.

At meetings held in May and June of this year, the Board was apprised of the general terms of the Transaction and, as a result, began the process of considering the transition of services from FAF to NAM. In preparation for its September 21-23, 2010 meeting, the Board received, in response to a written due diligence request prepared by the Board and its independent legal counsel and provided to NAM and FAF, a significant amount of information covering a range of issues in advance of the meeting. To assist the Board in its consideration of the New Advisory Agreement for each Fund, NAM provided materials and information about, among other things: (1) NAM and its affiliates, including their history and organizational structure, product lines, experience in providing investment advisory, administrative and other services and financial condition, (2) the nature, extent and quality of services to be provided under the New Advisory Agreement, (3) proposed Fund fees and expenses and comparative information relating thereto, and (4) NAM’s compliance and risk management capabilities and processes. In addition, the Board was provided with a memorandum from independent legal counsel outlining the legal duties of the Board under the 1940 Act. In response to further requests from the Board and its independent legal counsel, NAM and FAF provided additional information to the Board following its September 21-23 meeting.

An additional in-person Board meeting to consider the New Advisory Agreement was held on October 7, 2010, at which the members of the Board in attendance, all of whom are not considered to be “interested persons” of the Company as defined in the 1940 Act (the “Independent Directors”), approved the New Advisory Agreement with NAM for each Fund.

In considering the New Advisory Agreement for each Fund, the Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of services to be rendered to the Funds by NAM, (2) the cost of services to be provided, including Fund expense information, and (3) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale.

In considering the New Advisory Agreement, the Board did not identify any particular information that was all-important or controlling, and each director may have attributed different weights to the various factors discussed below. Where appropriate, the directors evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The directors, all of whom are Independent Directors, concluded that the terms of the New Advisory Agreement and the fee rates to be paid in light of the services to be provided to each Fund are in the best interests of each Fund, and that the New Advisory Agreement should be approved and recommended to stockholders for approval. In voting to approve the New Advisory Agreement with respect to each Fund, the Board considered in particular the following factors:

Nature, Extent and Quality of Services.  In considering approval of the New Advisory Agreement, the Board considered the nature, extent and quality of services to be provided by NAM, including advisory services and administrative services. The Board reviewed materials outlining, among other things, NAM’s organizational structure and business; the types of services that NAM or its affiliates are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and fund product lines offered by NAM. The Board considered that affiliation with a larger fund complex and well-recognized sponsor may result in a broader distribution network, potential economies of scale with respect to other services or fees and broader shareholder services, including exchange options.

With respect to personnel, the Board considered information regarding retention plans for current FAF employees who will be offered employment by NAM. The Board also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high-quality investment personnel.

In evaluating the services of NAM, the Board also considered NAM’s ability to supervise the Funds’ other service providers and, given the importance of compliance, NAM’s compliance program. Among other things, the Board considered the report of NAM’s chief compliance officer regarding NAM’s compliance policies and procedures.

In addition to advisory services, the Board considered the quality of administrative services expected to be provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Board considered that, based on representations from FAF and NAM, the Transaction will allow stockholders to continue their investment in each Fund with the same investment objective and principal strategies and the same portfolio management team. In light of the continuity of investment personnel, the Board considered the historical investment performance of each Fund previously provided during the annual contract renewal process.

Cost of Services Provided by NAM.  In evaluating the costs of the services to be provided by NAM under the New Advisory Agreement, the Board received a comparison of each Fund’s annual operating expenses as of June 30, 2010 under the Current Advisory Agreement and under the New Advisory Agreement, in each case adjusted to reflect a decrease in net assets from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction. The Board considered that the services provided by NAM under the New Advisory Agreement would include certain administrative services, which services (along with other services) are provided pursuant to the Current Administrative Agreement, although the Funds are not charged for these services. The Board considered that the advisory fee rates would not change as a result of NAM serving as investment adviser to each Fund, and that the advisory fees to be paid by each Fund to NAM under the New Advisory Agreement (0.10% of average daily net assets) will be identical to total fees paid to FAF under the Current Advisory Agreement (0.10% of average daily net assets) and the Current Administrative Agreement (0.00% of average daily net assets). The Board also noted that certain services provided to the Funds under the Current Administrative Agreement will not be provided to the Funds under the New Advisory Agreement and will be delegated to other service providers and paid for by the Funds. Similarly, certain fees paid by FAF under the Current Administrative Agreement will not be paid by NAM under the New Advisory Agreement and will be paid directly by the Funds.

The Board also considered NAM’s representation that immediately following the closing of the Transaction, the net expense ratio of each Fund is expected to be the same as or lower than the Fund’s Adjusted June 30 Expense Ratio, assuming the Fund’s net assets at the time of the closing of the Transaction are no lower than their adjusted June 30 level. In addition, the Board noted that NAM has committed to certain undertakings to maintain current fee caps and/or to waive fees or reimburse expenses to maintain net management fees at certain levels and Nuveen has represented to the Board that Nuveen and its affiliates will not take any action that imposes an “unfair burden” on any Fund as a result of the Transaction.

In considering the compensation to be paid to NAM, the Board also reviewed fee information regarding NAM-sponsored funds, to the extent such funds had similar investment objectives and strategies to the Funds. The Board reviewed information provided by NAM regarding similar funds managed by NAM and noted that the fee rates payable by these funds were generally comparable to the fee rates proposed for the Funds. The Board also compared proposed fee and expense information to the median fees and expenses of comparable funds, using information provided by an independent data service.

In evaluating the compensation, the Board also considered other amounts expected to be paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive, that are directly attributable to the management of the Funds.

The Board also considered that the Funds would not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing this Proxy Statement.

Economies of Scale.  The Board considered the extent to which economies of scale will be realized as the Funds grow and whether fee levels reasonably reflect economies of scale for the benefit of stockholders. The Board reviewed each Fund’s asset size, each Fund’s expense ratio, the proposed expense limitation and whether the investment process produced economies of scale. The Board concluded that each Fund’s proposed advisory fee reasonably reflected recognition of any economies of scale.

Conclusion.  After deliberating in executive session, the members of the Board in attendance, all of whom are Independent Directors, approved the New Advisory Agreement with respect to each Fund, concluding that the New Advisory Agreement was in the best interests of each Fund.

Sub-Advisory Agreement.  The Board also approved the Sub-Advisory Agreement between NAM and NAM LLC as a result of the internal restructuring expected to occur with NAM. The Board considered that the services to be provided by NAM LLC under the Sub-Advisory Agreement would not result in any material change in the nature or level of investment advisory services or administrative services provided to the Funds. In addition, the portfolio managers will continue to manage the Funds in their capacity as employees of NAM LLC. The Board considered that NAM will pay a portion of the advisory fee it receives from each Fund to NAM LLC for its services as sub-adviser. The Board concluded, based upon the conclusions that the Board reached in connection with the approval of the New Advisory Agreement and after determining that it need not reconsider all of the factors that it had considered in connection with the approval of the New Advisory Agreement, to approve the Sub-Advisory Agreement.

Voting Requirement

To become effective, the 1940 Act requires that the New Advisory Agreement and the Sub-Advisory Agreement be approved by the vote of the lesser of (i) 67% or more of the voting securities of a Fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting or (ii) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority”).

If approved by stockholders of a Fund, the New Advisory Agreement with respect to that Fund will take effect as of the closing of the Transaction and the Sub-Advisory Agreement will take effect at the later of the closing of the internal restructuring or the closing of the Transaction.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS OF EACH FUND VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT AND THE SUB-ADVISORY AGREEMENT.

PROPOSAL 2: ELECTION OF DIRECTORS

Background

The ten persons shown below have been nominated to the Board to serve upon the closing of the Transaction. Virginia L. Stringer currently serves on the Board and acts as its Chair. Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Terence J. Toth and John P. Amboian currently serve as directors/trustees of the Nuveen Funds. The persons named as proxies on the enclosed card will vote for the election of all the Director Nominees named below unless authority to vote for any or all of the Director Nominees is withheld in the proxy. Each of the Director Nominees has consented to serve as a director, if elected. However, if any Director Nominee should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominees as the current Board may recommend. If the Transaction is not consummated, the Director Nominees will not take office and the current Board will continue to serve.

Certain information concerning the Director Nominees is set forth below. Additional information concerning the Director Nominees, including Fund share ownership and compensation of the Director Nominees, is set forth in Exhibit D and Exhibit E to this Proxy Statement.

Biographical Information

Certain biographical and other information relating to the Director Nominees is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios to be overseen in the complex of funds advised by Nuveen and its affiliates and any public directorships held during the last five years. Other than Mr. Amboian, no Director Nominee will be an “interested person,” as defined in the 1940 Act, of the Funds or NAM and has ever been an employee or director of Nuveen, NAM’s parent company, or any affiliate.

	Position(s)	Term of		Number of
	Proposed to	Office and		Nuveen-Affiliate	Public Directorships
Name, Address	be Held with	Length of	Principal Occupation(s)	Advised Funds	Held During Past
(Year of Birth)	Each Fund	Time Served	During Past Five Years	to be Overseen**	Five Years

Robert P. Bremner† (1940)	Director	N/A*	Private Investor and Management Consultant; Treasurer and Director, Humanities Council, Washington, D.C.	246***	N/A
Jack B. Evans† (1948)	Director	N/A*	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	246	See Principal Occupation Description

	Position(s)	Term of		Number of
	Proposed to	Office and		Nuveen-Affiliate	Public Directorships
Name, Address	be Held with	Length of	Principal Occupation(s)	Advised Funds	Held During Past
(Year of Birth)	Each Fund	Time Served	During Past Five Years	to be Overseen**	Five Years

William C. Hunter† (1948)	Director	N/A*	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005) of Beta Gamma Sigma International Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	246	See Principal Occupation Description
David J. Kundert† (1942)	Director	N/A*	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; member of the Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of the Investment Committee, Greater Milwaukee Foundation.	246***	See Principal Occupation Description
William J. Schneider† (1944)	Director	N/A*	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired) of Miller-Valentine Group; Member, University of Dayton Business School Advisory Council; Member, Mid-America Health System Board; formerly Member and Chair, Dayton Philharmonic Orchestra Board; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	246***	See Principal Occupation Description
Judith M. Stockdale† (1947)	Director	N/A*	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	246***	N/A

	Position(s)	Term of		Number of
	Proposed to	Office and		Nuveen-Affiliate	Public Directorships
Name, Address	be Held with	Length of	Principal Occupation(s)	Advised Funds	Held During Past
(Year of Birth)	Each Fund	Time Served	During Past Five Years	to be Overseen**	Five Years

Carole E. Stone† (1947)	Director	N/A*	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	246***	See Principal Occupation Description
Virginia L. Stringer¥ (1944)	Director	Director of the Company’s Board since 1987*	Board member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex since 1987 and Chair since 1997.	246	See Principal Occupation Description
Terence J. Toth† (1959)	Director	N/A*	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	246	See Principal Occupation Description

	Position(s)	Term of		Number of
	Proposed to	Office and		Nuveen-Affiliate	Public Directorships
Name, Address	be Held with	Length of	Principal Occupation(s)	Advised Funds	Held During Past
(Year of Birth)	Each Fund	Time Served	During Past Five Years	to be Overseen**	Five Years

Interested Nominee:
John P. Amboian‡† (1961)	Director	N/A*	Chief Executive Officer and Chairman (since 2007), Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management and Nuveen Investments Advisors, Inc.	246	See Principal Occupation Description

¥	The address of the Director Nominee is c/o FAF Advisors, 800 Nicollet Mall, Minneapolis, Minnesota 55402.

†	The address of the Director Nominee is c/o Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, IL 60606.

*	Each Director Nominee will serve until his or her successor is elected and qualifies, or his or her earlier death, resignation or removal as provided in the Company’s Articles and Bylaws.

**	The disclosure in this column assumes that the New Advisory Agreement is approved for each Fund, and thus includes each of the 41 funds in the FAF fund complex that are part of the Transaction and the Nuveen Funds.

***	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of Nuveen Asset Management.

‡	“Interested person,” as defined in the 1940 Act, of the Nuveen-sponsored funds by reason of being an officer of Nuveen.

Mr. Jack B. Evans is President of the Hall-Perrine Foundation, a private philanthropic corporation and a member of its investment committee. FAF, a wholly-owned subsidiary of U.S. Bancorp, manages certain assets of the Foundation in a separately managed account. As a result of the Transaction, NAM will manage such assets in the Foundation’s separately managed account. For its services, the Foundation paid FAF approximately $110,000 during the two most recently completed calendar years.

The Board believes that each Director Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Director Nominees lead to the conclusion that each Director Nominee should serve as a director. The Board reviewed biographical information regarding each Director Nominee, including the information set forth below:

Robert P. Bremner — Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of predominately municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his Masters of Business Administration (“MBA”) from Harvard University.

Jack B. Evans — President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Gazette Companies, is President Pro Tem of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter — Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert — Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

William J. Schneider — Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004), of Miller-Valentine Partners Ltd., a real estate investment company. He is a Director and Past Chair of the Dayton Development Coalition. He is a former member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds and he also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale — Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone — Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated and was a Commissioner on the New York State Commission on Public Authority Reform. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts degree in Business Administration from Skidmore College.

Virginia L. Stringer — Ms. Stringer has served as the independent chair of the Board since 1997, having joined the Board in 1987. Prior to becoming Board chair, she was chair of the Board’s governance committee. Ms. Stringer serves on the Governing Board of the Investment Company Institute’s Independent Directors Council and on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer also serves as board chair of the Oak Leaf Trust, is the immediate past board chair of the Saint Paul Riverfront Corporation and is immediate past President of the Minneapolis Club’s Governing Board. She is a director and former board chair of The Minnesota Opera and a Life Trustee and former board chair of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor to the Minnesota Board on Judicial Standards and recently served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy, and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and The Pillsbury Company.

Terence J. Toth — Mr. Toth is a Director, Legal & General Investment Management America, Inc. (since 2008) and a Managing Partner, Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship, and University of Illinois Leadership Council, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

John P. Amboian — Mr. Amboian joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he has served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. Mr. Amboian serves on the Board of Directors of Nuveen and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago. He received a Bachelor’s degree in economics and an MBA from the University of Chicago.

The Board believes that the totality of the information it received regarding the Director Nominees supports the conclusion that each Director Nominee is qualified to serve as a director of the Company.

Current FAF Board Leadership

The Board is responsible for overseeing generally the operation of the Funds. Each Director is considered to be an Independent Director. The current Directors also serve as directors of other funds in the First American fund complex (the “Fund Complex”). Taking into account the number, diversity and complexity of the funds overseen by the Directors and the aggregate amount of assets under management in the Fund Complex, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may use the resources of the Funds’ counsel and auditors, counsel to the Independent Directors, as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise.

The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks. The Board’s role in risk oversight of the Funds reflects its responsibility to oversee generally, rather than to manage, the operations of the Funds. The actual day-to-day risk management with respect to the Funds resides with FAF and the other service providers to the Funds. In line with the Board’s oversight responsibility, the Board receives reports and makes inquiries regarding various risks at its regular meetings or otherwise. However, the Board relies upon the Funds’ Chief Compliance Officer, who reports directly to the Board, and FAF (including its Chief Risk Officer and other members of its management team) to assist the Board in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Although the risk management policies of FAF and the other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or FAF, its affiliates or other service providers.

Committees of the Current Board

There are currently three standing committees of the Board: Audit Committee, Pricing Committee and Governance Committee. All committee members are Independent Directors. If elected, the Director Nominees may determine to change the structure of the standing Board committees.

	Committee Function	Committee Members

Audit Committee	The purposes of the Committee are (1) to oversee the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of the Funds’ financial statements and the independent audit thereof; (3) to assist Board oversight of the Funds’ compliance with legal and regulatory requirements; and (4) to act as liaison between the Funds’ independent auditors and the full Board of Directors. The Audit Committee, together with the Board of Directors, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for stockholder approval in any proxy statement). The Funds have adopted an Audit Committee Charter which is attached as Exhibit G.	Leonard W. Kedrowski (Chair) Benjamin R. Field III John P. Kayser Richard K. Riederer Virginia L. Stringer (ex-officio)
Pricing Committee	The Committee is responsible for valuing portfolio securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors.	Roger A. Gibson (Chair) James M. Wade Benjamin R. Field III Virginia L. Stringer (ex-officio)
Governance Committee	The Committee has responsibilities relating to (1) Board and Committee composition; (2) Committee structure; (3) director education; and (4) governance practices. The Governance Committee Charter is attached as Exhibit H.	Joseph D. Strauss (Chair) James M. Wade Victoria J. Herget Virginia L. Stringer (ex-officio)

In addition to the above committees, the Board appoints a Fund Review Liaison. The responsibility of the Fund Review Liaison is to lead the Board, together with the Board Chair, in evaluating Fund performance, Fund service provider contracts and arrangements for execution of Fund trades. Ms. Herget is the current Fund Review Liaison.

The Governance Committee will consider stockholder recommendations for director nominees in the event there is a vacancy on the Board or in connection with any special stockholders meeting which is called for the purpose of electing directors. The Company does not hold regularly scheduled annual stockholders’

meetings. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder.

The Governance Committee has not established specific minimum qualifications that it believes must be met by a director nominee. In evaluating director nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is not an “interested person” as defined in the 1940 Act; and whether the individual is deemed an “audit committee financial expert” within the meaning of applicable Securities and Exchange Commission (“SEC”) rules. The Governance Committee also considers whether the individual’s background, skill, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. In addition to considering shareholder recommendations, the Governance Committee may consider recommendations by business and personal contacts of current Board members, by Fund management, and by executive search firms which the committee may engage from time to time.

A stockholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Ms. Stringer) or the Chair of the Governance Committee (Mr. Strauss), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

•	the name, address, and business, educational and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is “independent” within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an “interested person” of the Company, as that term is defined in the 1940 Act;

•	any other information that the Fund would be required to include in a proxy statement concerning the person if he or she were nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. Stockholder recommendations for nominations to the Board will be accepted on an ongoing basis and will be kept on file for consideration when there is a vacancy on the Board or prior to a stockholders’ meeting called for the purpose of electing directors.

Current Structure of the Nuveen Board

Each of the Director Nominees, other than Ms. Stringer, currently serve on a common board that oversees all of the funds in the Nuveen complex. It is expected that Ms. Stringer will be nominated to serve on such board with respect to the other funds in the Nuveen complex following the closing of the Transaction. If elected, the Director Nominees may determine to change the Funds’ current committee structure.

The board of trustees/directors of the Nuveen funds (the “Nuveen Board”) has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the board members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the funds’ business. With this overall framework in mind, when the Nuveen Board, through its nominating and governance committee discussed below, seeks nominees for the Nuveen Board, the board members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Nuveen Board’s diversity and at the same time complement the Nuveen Board given its current composition and the mix of skills and experiences of the incumbent board members. The nominating and governance committee believes that the Nuveen Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Nuveen Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Nuveen Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Nuveen Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the board’s influence and oversight over the adviser and other service providers.

In an effort to enhance the independence of the Nuveen Board, the Nuveen Board also has a chairman that is an independent board member. The Nuveen Board recognizes that a chairman can perform an important role in setting the agenda for the board, establishing the boardroom culture, establishing a point person on behalf of the board for fund management, and reinforcing the board’s focus on the long-term interests of shareholders. The Nuveen Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the board members have elected Mr. Bremner as the independent chairman of the board. Specific responsibilities of the chairman include: (i) presiding at all meetings of the board and of the shareholders; (ii) seeing that all orders and resolutions of the board members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the board members and the shareholders.

Although the Nuveen Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Nuveen Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full board. The Nuveen Board believes that a committee structure is an effective means to permit board members to focus on particular operations or issues affecting the funds, including risk oversight. More specifically, with respect to risk oversight, the Nuveen Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Nuveen Board believes that the periodic rotation of board members among the different committees allows the board members to gain additional and different perspectives of a fund’s operations. The Nuveen Board has established five standing committees: the executive committee, the dividend committee, the audit committee, the compliance, risk management and regulatory oversight committee and the nominating and governance committee. The Nuveen Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The executive committee, which meets between regular meetings of the Nuveen Board, is authorized to exercise all of the powers of the Nuveen Board. Mr. Bremner, Chair, Ms. Stockdale and Mr. Amboian serve as the current members of the executive committee of the board.

The dividend committee is authorized to declare distributions on each fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Mr. Evans, Chair, Ms. Stockdale and Mr. Toth.

The Nuveen Board has an audit committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that is composed of independent board members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange or the NYSE Amex, as applicable. The audit committee assists the Nuveen Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the funds, and the audits of the financial statements of the funds; the quality and integrity of the financial statements of the funds; the funds’ compliance with legal and regulatory requirements relating to the funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the funds and the internal valuation group of Nuveen. It is the responsibility of the audit committee to select, evaluate and replace any independent auditors (subject only to Nuveen Board and, if applicable, shareholder ratification) and to determine their compensation. The audit committee is also responsible for, among other things, overseeing the valuation of securities comprising the funds’ portfolios. Subject to the

Nuveen Board’s general supervision of such actions, the audit committee addresses any valuation issues, oversees the funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the funds’ securities brought to its attention and considers the risks to the funds in assessing the possible resolutions to these matters. The audit committee may also consider any financial risk exposures for the funds in conjunction with performing its functions.

To fulfill its oversight duties, the audit committee receives annual and semi-annual reports and has regular meetings with the external auditors for the funds and the internal audit group at Nuveen. The audit committee also may review in a general manner the processes the Nuveen Board or other board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the funds’ financial statements. The audit committee operates under a written audit committee charter adopted and approved by the Nuveen Board, which charter conforms to the listing standards of the New York Stock Exchange or the NYSE Amex, as applicable. Members of the audit committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the board members, would interfere with their exercise of independent judgment as an audit committee member. The members of the audit committee are Mr. Bremner, Mr. Evans, Mr. Kundert, Chair, Mr. Schneider and Mr. Toth, each of whom is an independent board member of the funds.

The compliance, risk management and regulatory oversight committee (the “compliance committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the funds that are not otherwise the jurisdiction of the other committees. The Nuveen Board has adopted and periodically reviews policies and procedures designed to address the funds’ compliance and risk matters. As part of its duties, the compliance committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Nuveen Board; develops new policies and procedures as new regulatory matters affecting the funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Nuveen Board.

In addition, the compliance committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the compliance committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the compliance committee evaluates the risks to the funds in adopting a particular approach or resolution compared to the anticipated benefits to the funds and their shareholders. In fulfilling its obligations, the compliance committee meets on a quarterly basis, and at least once a year in person. The compliance committee receives written and oral reports from the funds’ chief compliance officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Nuveen Board regarding the operations of the funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The compliance committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Nuveen Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Nuveen Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Nuveen Board directly and/or in conjunction with the compliance committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Nuveen Board. The compliance committee operates under a written charter adopted and approved by the Nuveen Board. The members of the compliance committee are Mr. Hunter, Mr. Schneider, Chair, Ms. Stockdale and Ms. Stone.

The nominating and governance committee is responsible for seeking, identifying and recommending to the board qualified candidates for election or appointment to the Nuveen Board. In addition, the nominating and governance committee oversees matters of corporate governance, including the evaluation of board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the nominating and governance committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Nuveen Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the nominating and governance committee has a separate meeting each year to, among other things, review the board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Nuveen Board’s governance over the funds’ business.

In addition, the nominating and governance committee, among other things, makes recommendations concerning the continuing education of board members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with board members; and periodically reviews and makes recommendations about any appropriate changes to board member compensation. The nominating and governance committee sets appropriate standards and requirements for nominations for new board members and reserves the right to interview any and all candidates and to make the final selection of any new board members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an independent board member candidate, independence from the adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the board and the skills and backgrounds of the incumbent board member at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the board and with management and yet maintain a collegial and collaborative manner toward other board members. The nominating and governance committee operates under a written charter adopted and approved by the Nuveen Board and is composed entirely of independent board members. Accordingly, the members of the nominating and governance committee are Mr. Bremner, Chair, Mr. Evans, Mr. Hunter, Mr. Kundert, Mr. Schneider, Ms. Stockdale, Ms. Stone and Mr. Toth.

Committee and Board of Directors Meetings

During each Fund’s last fiscal year, each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of committees of which he or she was a regular member held during the fiscal year. The Board, the Pricing Committee, Audit Committee and the Governance Committee held 5, 4, 5 and 3 meetings, respectively, during the most recently completed fiscal year.

Stockholder Communications

Stockholders may send written communications to the Board or to an individual director by mailing such correspondence to the Secretary of the Company (at P.O. Box 1329, Minneapolis, Minnesota 55440-1329). Such communications must be signed by the stockholder and identify the number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual director.

Compensation of the Current Board

The Fund Complex currently pays directors who are not paid employees or affiliates of the Funds an annual retainer of $150,000 ($265,000 in the case of the Chair). The Fund Review Liaison and the Audit

Committee Chair each receive an additional annual retainer of $20,000. The other standing Committee Chairs receive an additional annual retainer of $15,000. In addition, directors are paid the following fees for attending Board and committee meetings:

•	$1,000 for attending the first day of an in-person Board of Directors meeting ($1,500 in the case of the Chair);

•	$2,000 for attending the second day of an in-person Board of Directors meeting ($3,000 in the case of the Chair);

•	$1,000 for attending the third day of an in-person Board of Directors meeting ($1,500 in the case of the Chair), assuming the third day ends no later than early afternoon; and

•	$500 for in-person attendance at any committee meeting ($750 in the case of the Chair of each committee).

A director who participates telephonically in any in-person Board or Committee meeting receives half of the fee that director would have received for attending, in-person, the Board or Committee meeting. For telephonic Board and Committee meetings, the Chair and each director and Committee Chair, as applicable, receive a fee equal to half the fee he or she would have received for attending an in-person meeting.

Directors also receive $3,500 per day when traveling, on behalf of a Fund, out of town on Fund business which does not involve a Board or committee meeting. In addition, directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars. The amounts specified in this section are allocated evenly among the funds in the Fund complex.

The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the “Plan”). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

Information relating to the amount of compensation paid to the Independent Directors is set forth in Exhibit D to this Proxy Statement.

Officers of the Company

Information relating to the officers of the Company is set forth in Exhibit C to this Proxy Statement. Officers of the Company are elected by the Board annually. Officers of the Company may be removed by the Board, with or without cause, and officers may resign in the manner provided in the Bylaws. It is expected that if NAM is appointed as adviser and the Director Nominees are elected, the new Board will elect a new slate of officers of the Company, including both current officers as well as employees of NAM and Nuveen.

Stock Ownership

Set forth in Exhibit E to this Proxy Statement is the following information for each Director Nominee: (i) the aggregate dollar range of stock ownership in each Fund; and (ii) the aggregate dollar range of securities owned in all registered Nuveen Funds.

As of the Record Date, the current directors, Director Nominees and officers of the Company as a group owned an aggregate of less than 1% of the shares of each Fund outstanding.

As of the Record Date, the persons listed in Exhibit F beneficially owned 5% or more of any class of shares of a Fund.

Voting Requirement

Election of a Director Nominee requires a plurality of votes by stockholders of all Funds voting together as a single class.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES.

ADDITIONAL INFORMATION ABOUT THE SPECIAL MEETING

Quorum

The presence in person or by proxy of the holders of record of ten percent (10%) of the shares issued and outstanding and entitled to vote at the Special Meeting shall constitute a quorum for the transaction of any business.

If a quorum of stockholders of the Company or one or more Funds is not present at the Special Meeting, those present in person or by proxy shall adjourn the Special Meeting to such day as they shall, by a majority vote, agree upon without further notice other than by announcement at the Special Meeting. If a quorum is present, the Special Meeting may be adjourned without notice other than announcement at the Special Meeting. At adjourned meetings at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. If a quorum is present at the Special Meeting, the stockholders may transact business until adjournment notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Voting Requirements

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Special Meeting in accordance with the directions in the proxies; if no direction is indicated, the shares will be voted “FOR” Proposal 1 and Proposal 2.

Assuming a quorum is present at the Special Meeting, approval of Proposal 1 will require the vote of a 1940 Act Majority of each Fund, as applicable, and the election of Director Nominees as part of Proposal 2 will require a plurality of votes by stockholders of all Funds voting together as a single class.

Broker Non-Votes and Abstentions

All returned proxies count towards a quorum, regardless of how they are voted. If a broker or nominee holding shares in “street name” indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner (a “broker non-vote”), those shares will not be considered present and entitled to vote on that proposal. Abstentions, however, will be counted as shares present and entitled to vote with respect to a proposal. With respect to Proposal 1, an abstention will have the same effect as a vote against the proposal; a broker non-vote will have no effect when the voting requirement is based on achieving a percentage of the voting securities present or represented by proxy at the Special Meeting; and a broker non-vote will have the same effect as a vote against when the voting requirement for the proposal is based on achieving a percentage of the outstanding voting securities. Abstentions and broker non-votes will have no effect on Proposal 2. With respect to a proposal to adjourn the Special Meeting, an abstention will have the same effect as a vote against and a broker non-vote will have no effect on the proposal.

Revocation

You may revoke your proxy at any time up until voting results are announced at the Special Meeting. You can do this by writing to the Secretary of the Company, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again — using your original proxy card, by the Internet or by toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted “FOR” each proposal.

Expenses

NAM and U.S. Bank will share all costs of solicitation, including the cost of preparing and mailing the Notice of Special Meeting and this Proxy Statement. Representatives of FAF or NAM, without cost to the Funds, may solicit proxies by means of mail, telephone, or personal calls. The Funds have engaged The

Altman Group to assist in the solicitation of proxies at an estimated cost of $31,558, plus reasonable expenses, which costs will be shared by NAM and U.S. Bank.

Other Matters

Management knows of no other matters to be presented at the Special Meeting. Under Minnesota law and the Company’s Bylaws, the only matters that may be acted on at a special meeting of stockholders are those matters stated in the notice of the Special Meeting. Accordingly, other than procedural matters relating to the proposals to approve the New Advisory Agreement or the election of directors, no other business may properly come before the Special Meeting. If any such procedural matters are presented for a vote at the Special Meeting or any adjournment thereof, the persons named as proxy holders on the enclosed form of proxy will vote the shares represented by properly executed proxies according to their discretion on those matters.

Brokerage Commissions to Affiliates

During the Funds’ most recently completed fiscal year, no brokerage commissions were paid to affiliated brokers.

Independent Registered Public Accounting Firms’ Fees

The Board has retained Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm for the fiscal year ended August 31, 2011. E&Y has informed the Funds that it has no material direct or indirect financial interest in any Fund.

Audit Fees.  E&Y billed the Company audit fees totaling $146,969 in the fiscal year ended August 31, 2010 and $118,729 in the fiscal year ended August 31, 2009. Audit fees include fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the Company’s Form N-CSR.

Audit-Related Fees.  E&Y billed the Company audit-related fees totaling $488 in the fiscal year ended August 31, 2010 and $6,387 in the fiscal year ended August 31, 2009. Audit-related fees include fees associated with the semi-annual review of Fund disclosures.

Tax Fees.  E&Y billed the Company fees of $26,034 in the fiscal year ended August 31, 2010 and $18,732 in the fiscal year ended August 31, 2009, for tax services, including tax compliance, tax advice, and tax planning. Tax compliance, tax advice, and tax planning services are services primarily related to preparation of original and amended tax returns, timely regulated investment company qualification reviews, and tax distribution analysis and planning.

All Other Fees.  There were no fees billed by E&Y for other services to the Funds during each Fund’s two most recent fiscal years.

Non-Audit Fees.  The aggregate non-audit fees billed by E&Y to the Company, FAF and any entity controlling, controlled by, or under common control with FAF that provides ongoing services to the Company, totaled $802,131 in the fiscal year ended August 31, 2010 and $184,232 in the fiscal year ended August 31, 2009.

Audit Committee Policy Regarding Pre-Approval of Services

The Audit Committee has established procedures requiring the pre-approval of all audit and non-audit services performed for the Fund by E&Y. Such procedures also require the pre-approval of non-audit services provided to FAF, U.S. Bank, Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF that provides ongoing services to the Funds, but only if those services relate directly to the operations and financial reporting of the Funds. All of the services described above were pre-approved in accordance with the Audit Committee’s pre-approval procedures.

Other

Representatives of E&Y are expected to be available via telephone at the Special Meeting and will have an opportunity to make a statement if they so desire and to respond to questions from stockholders.

Address of Investment Adviser

The principal office of FAF is located at 800 Nicollet Mall, Minneapolis, Minnesota 55402. The principal office of NAM is located at 333 West Wacker Drive, Chicago, IL 60606.

Administrator

FAF serves as administrator pursuant to the Current Administrative Agreement between FAF and the Company, dated July 1, 2006. U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, WI 53202, serves as sub-administrator pursuant to a Sub-Administration Agreement between the FAF and USBFS dated July 1, 2005. USBFS is a subsidiary of U.S. Bancorp. Under the Current Administrative Agreement, FAF provides, or compensates others to provide, services to the Funds. These services include various legal, oversight, administrative, and accounting services. Effective October 1, 2006, the Current Administrative Agreement was amended to provide that FAF will not charge the Funds a fee for the provision of administrative services. The Funds may reimburse FAF for any out-of-pocket expenses incurred in providing administrative services. The Funds did not pay any administrative fees to FAF during the most recent fiscal year.

Householding and Delivery of Materials

This Proxy Statement will be delivered to two or more stockholders who share an address, unless one of the Funds has received contrary instructions from one or more stockholders. Each Fund will furnish, without charge, upon request, a separate copy of this Proxy Statement to any stockholder at a shared address to which a single copy was delivered. Further, stockholders who share an address and are receiving multiple copies of this Proxy Statement may contact each Fund in order to receive a single copy of any future proxy statement.

THE FUNDS’ MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE AT NO COST. TO REQUEST A REPORT, PLEASE WRITE TO THE FUNDS AT 800 NICOLLET MALL, MINNEAPOLIS, MINNESOTA 55402, OR CALL (800) 677-FUND.

STOCKHOLDER PROPOSALS

The Funds are not required to hold annual stockholder meetings. Because the Funds do not hold regular meetings of stockholders, the anticipated date of the next stockholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of stockholders, a stockholder proposal must be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

It is important that proxies be returned promptly in order to avoid unnecessary delay and cost. Stockholders are therefore urged to complete, sign and date and return the proxy card as soon as possible in the enclosed postage-paid envelope.

By Order of the Board of Directors

Thomas S. Schreier, Jr.
President

November 10, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON DECEMBER 17, 2010:

This Proxy Statement is available at www.firstamericanfunds.com.

APPENDIX A

FORM OF
MANAGEMENT AGREEMENT
BETWEEN
NUVEEN STRATEGY FUNDS, INC.
AND
NUVEEN ASSET MANAGEMENT

Nuveen Strategy Funds, Inc., a Minnesota corporation registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end diversified management series investment company (“Company”), hereby appoints NUVEEN ASSET MANAGEMENT, a Delaware corporation registered under the Investment Advisers Act of 1940 as an investment adviser, of Chicago, Illinois (“Manager”), to furnish investment advisory and management services and certain administrative services with respect to the portion of its assets represented by the shares issued in the series listed in Schedule A hereto, as such schedule may be amended from time to time (each such series hereinafter referred to as “Fund”). Company and Manager hereby agree that:

1. Investment Management Services.  Manager shall manage the investment operations of Company and each Fund, subject to the terms of this Agreement and to the supervision and control of Company’s Board of Directors (“Directors”). Manager agrees to perform, or arrange for the performance of, the following services with respect to each Fund:

(a) to obtain and evaluate such information relating to economies, industries, businesses, securities and commodities markets, and individual securities, commodities and indices as it may deem necessary or useful in discharging its responsibilities hereunder;

(b) to formulate and maintain a continuous investment program in a manner consistent with and subject to (i) Company’s articles of incorporation and by-laws; (ii) the Fund’s investment objectives, policies, and restrictions as set forth in written documents furnished by the Company to Manager; (iii) all securities, commodities, and tax laws and regulations applicable to the Fund and Company; and (iv) any other written limits or directions furnished by the Directors to Manager;

(c) unless otherwise directed by the Directors, to determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by the Fund, and to implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;

(d) to use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended;

(e) to make recommendations as to the manner in which voting rights, rights to consent to Company or Fund action, and any other rights pertaining to Company or the Fund shall be exercised;

(f) to make available to Company promptly upon request all of the Fund’s records and ledgers and any reports or information reasonably requested by the Company; and

(g) to the extent required by law, to furnish to regulatory authorities any information or reports relating to the services provided pursuant to this Agreement.

Except as otherwise instructed from time to time by the Directors, with respect to execution of transactions for Company on behalf of a Fund, Manager shall place, or arrange for the placement of, all orders for purchases, sales, or loans with issuers, brokers, dealers or other counterparties or agents selected by Manager. In connection with the selection of all such parties for the placement of all such orders, Manager shall attempt to obtain most favorable execution and price, but may nevertheless in its sole discretion as a secondary factor, purchase and sell portfolio securities from and to brokers and dealers who provide Manager with statistical, research and other information, analysis, advice, and similar services. In recognition of such services or brokerage services provided by a broker or dealer, Manager is hereby authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Manager determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

Company hereby authorizes any entity or person associated with Manager that is a member of a national securities exchange to effect any transaction on the exchange for the account of a Fund to the extent permitted by and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Company hereby consents to the retention by such entity or person of compensation for such transactions in accordance with Rule 11a-2-2(T)(a)(iv).

Manager may, where it deems to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for Company or one or more Funds in order to obtain best execution or lower brokerage commissions. In such event, Manager shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in a manner it considers to be equitable and fair and consistent with its fiduciary obligations to Company, the Funds, and Manager’s other customers.

Manager shall for all purposes be deemed to be an independent contractor and not an agent of Company and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Company in any way.

2. Administrative Services.  Subject to the terms of this Agreement and to the supervision and control of the Directors, Manager shall provide to the Company facilities, equipment, statistical and research data, clerical, fund administrative services, internal auditing and legal services, and personnel to carry out all management services required for operation of the business and affairs of the Funds other than those services to be performed by the Company’s Distributor pursuant to the Distribution Agreement, those services to be performed by the Company’s Custodian pursuant to the Custody Agreement, those services to be performed by the Company’s Transfer Agent pursuant to the Transfer Agency Agreement, those accounting and administrative services to be provided by a third-party service provider pursuant to an agreement approved by the Directors, and those services normally performed by the Company’s counsel and auditors.

3. Use of Affiliated Companies and Subcontractors.  In connection with the services to be provided by Manager under this Agreement, Manager may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations, make use of (i) its affiliated companies and their directors, Directors, officers, and employees and (ii) subcontractors selected by Manager, provided that Manager shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Manager or such parties.

4. Expenses Borne by Company.  Except to the extent expressly assumed by Manager herein or under a separate agreement between Company and Manager and except to the extent required by law to be paid by Manager, Manager shall not be obligated to pay any costs or expenses incidental to the organization, operations or business of the Company. Without limitation, such costs and expenses shall include but not be limited to:

(a) all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities, and other property;

(b) all charges for equipment or services used for obtaining price quotations or for communication between Manager or Company and the custodian, transfer agent or any other agent selected by Company;

(c) all charges for accounting and administrative services provided to Company by a third-party service provider pursuant to an agreement approved by the Directors;

(d) all charges for services of Company’s independent auditors and for services to Company by legal counsel;

(e) all compensation of Directors, other than those affiliated with Manager, all expenses incurred in connection with their services to Company, and all expenses of meetings of the Directors or committees thereof;

(f) all expenses incidental to holding meetings of shareholders of the Company (“Shareholders”), including printing and of supplying each record-date Shareholder with notice and proxy solicitation material, and all other proxy solicitation expense;

(g) all expenses of printing of annual or more frequent revisions of Company prospectus(es) and of supplying each then-existing Shareholder with a copy of a revised prospectus;

(h) all expenses related to preparing and transmitting certificates representing Company shares;

(i) all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Directors;

(j) all brokers’ commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities;

(k) all taxes and governmental fees payable to Federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes;

(l) all expenses of registering and maintaining the registration of Company under the 1940 Act and, to the extent no exemption is available, expenses of registering Company’s shares under the Securities Act of 1933, of qualifying and maintaining qualification of Company and of Company’s shares for sale under securities laws of various states or other jurisdictions and of registration and qualification of Company under all other laws applicable to Company or its business activities;

(m) all interest on indebtedness, if any, incurred by Company or a Fund; and

(n) all fees, dues and other expenses incurred by Company in connection with membership of Company in any trade association or other investment company organization.

5. Allocation of Expenses Borne by Company.  Any expenses borne by Company that are attributable solely to the organization, operation or business of a Fund shall be paid solely out of Fund assets. Any expense borne by Company which is not solely attributable to a Fund, nor solely to any other series of shares of Company, shall be apportioned in such manner as Manager determines is fair and appropriate, or as otherwise specified by the Board of Directors.

6. Expenses Borne by Manager.  Manager at its own expense shall furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement.

In the event that Manager pays or assumes any expenses of Company or a Fund not required to be paid or assumed by Manager under this Agreement, Manager shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve Manager of any obligation to Company or a Fund under any separate agreement or arrangement between the parties.

7. Management Fee.  For the services rendered, facilities provided, and charges assumed and paid by Manager hereunder, Company shall pay to Manager out of the assets of each Fund fees at the annual rate for such Fund as set forth in Schedule B to this Agreement. For each Fund, the management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund, determined in the manner established by the Board of Directors, as of the close of business on the last preceding business day on which the Fund’s net asset value was determined.

8. Retention of Sub-Adviser.  Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, Manager may retain one or more sub-advisers at Manager’s own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to Company or one or more Funds. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of Manager under this Agreement, and Manager shall be responsible to Company and its Funds for all acts or omissions of any sub-adviser in connection with the performance of Manager’s duties hereunder.

9. Non-Exclusivity.  The services of Manager to Company hereunder are not to be deemed exclusive and Manager shall be free to render similar services to others.

10. Standard of Care.  The Manager shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

11. Amendment.  This Agreement may not be amended as to the Company or any Fund without the affirmative votes (a) of a majority of the Board of Directors, including a majority of those Directors who are not “interested persons” of Company or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) of a “majority of the outstanding shares” of Company or, with respect to any amendment affecting an individual Fund, a “majority of the outstanding shares” of that Fund. The terms “interested persons” and “vote of a majority of the outstanding shares” shall be construed in accordance with their respective definitions in the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

12. Effective Date and Termination.  This Agreement shall become effective as to any Fund as of the effective date for that Fund specified in Schedule A hereto. This Agreement may be terminated at any time, without payment of any penalty, as to any Fund by the Board of Directors of Company, or by a vote of a majority of the outstanding shares of that fund, upon at least sixty (60) days’ written notice to Manager. This Agreement may be terminated by Manager at any time upon at least sixty (60) days’ written notice to Company. This Agreement shall terminate automatically in the event of its “assignment” (as defined in the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continue in effect with respect to any Fund for the initial term applicable to that Fund specified in Schedule A and thereafter from year to year only so long as such continuance is specifically approved with respect to that Fund at least annually (a) by a majority of those Directors who are not interested persons of Company or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Directors of Company or by a “vote of a majority of the outstanding shares” of the Fund.

13. Ownership of Records; Interparty Reporting.  All records required to be maintained and preserved by Company pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act or other applicable laws or regulations which are maintained and preserved by Manager on behalf of Company and any other records the parties mutually agree shall be maintained by Manager on behalf of Company are the property of Company and shall be surrendered by Manager promptly on request by Company; provided that Manager may at its own expense make and retain copies of any such records.

Company shall furnish or otherwise make available to Manager such copies of the financial statements, proxy statements, reports, and other information relating to the business and affairs of each Shareholder in a Fund as Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

Manager shall prepare and furnish to Company as to each Fund statistical data and other information in such form and at such intervals as Company may reasonably request.

14. Use of Manager’s Name.  Company may use the name “Nuveen Strategy Funds, Inc.” and the Fund names listed in Schedule A or any other name derived from the name “Nuveen” only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Manager as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, Company will cease to use any name derived from the name “Nuveen” or otherwise connected with Manager, or with any organization which shall have succeeded to Manager’s business as investment adviser.

15. Governing Law.  This Agreement shall be governed in accordance with the internal laws of the State of Illinois, without giving effect to principles of conflict of laws.

16. References and Headings.  In this Agreement and in any amendment hereto, references to this Agreement and all expressions such as “herein,” “hereof,” and “hereunder” shall be deemed to refer to this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction, or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated:          , 20

NUVEEN STRATEGY FUNDS, INC.

BY
Vice President

ATTEST

NUVEEN ASSET MANAGEMENT

BY
Managing Director

ATTEST

NUVEEN STRATEGY FUNDS, INC.
MANAGEMENT AGREEMENT

SCHEDULE A

The Funds of the Company currently subject to this Agreement and the effective date for each are as follows:

Fund	Effective Date	Initial Term

Strategy Aggressive Growth Allocation Fund
Strategy Growth Allocation Fund
Strategy Balanced Allocation Fund
Strategy Conservative Allocation Fund

NUVEEN STRATEGY FUNDS, INC.
MANAGEMENT AGREEMENT

SCHEDULE B

Compensation pursuant to Section 7 of this Agreement for each Fund shall be equal to 0.10% of the average daily net assets of such Fund.

(SIGNATURE PAGE FOLLOWS)

Dated:          , 20

NUVEEN STRATEGY FUNDS, INC.

BY
Vice President

ATTEST

NUVEEN ASSET MANAGEMENT

BY
Managing Director

ATTEST

APPENDIX B

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT MADE THIS [  ]th day of [          ], 2010, by and between Nuveen Asset Management, a Delaware corporation and a registered investment adviser (“Manager”), and Nuveen Asset Management, LLC, a Delaware limited liability company and a registered investment adviser (“Sub-Adviser”).

WHEREAS, Manager is the investment manager for the Funds listed on Schedule A hereto (the “Funds”), each a series of Nuveen Strategy Funds, Inc. (the “Company”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, Manager desires to retain Sub-Adviser as its agent to furnish investment advisory services for each Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment.  Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services with respect to the portion of each Fund’s portfolio allocated by Manager to Subadviser for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

2. Services to be Performed.  Subject always to the supervision of Manager and the Company’s Board of Directors (the “Board”), Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of each Fund’s investment portfolio allocated by Manager to Sub-Adviser. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Company, will monitor each Fund’s investments, and will comply with the provisions of the Company’s Articles of Incorporation and By-laws, each as amended from time to time (the “Charter Documents”), and the stated investment objectives, policies and restrictions of each Fund. Manager will provide Sub-Adviser with current copies of the Charter Documents, each Fund’s prospectus and Statement of Additional Information and any amendments thereto, and any objectives, policies or restrictions not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund. Sub-Adviser will report to Manager and the Board with respect to the implementation of its investment program for each Fund.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for each Fund, and is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of each Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Company or the Funds, or be in breach of any obligation owing to the Company or the Funds under this Agreement, or otherwise, solely by reason of its having caused a Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Funds, as to which it exercises investment discretion. In addition, if in the judgment of Sub-Adviser, a Fund would be benefited by supplemental services, Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions which another broker or dealer may charge for the same transaction, provided that Sub-Adviser determines in good faith that the commission or spread paid is reasonable in relation to the services provided. Sub-Adviser will properly communicate to the officers and directors of the Company such information relating to transactions for each Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to Manager, Sub-Adviser or any affiliated person of the Company, Manager or Sub-Adviser, except as may be permitted under the 1940 Act, and under no circumstances will Sub-Adviser select brokers or dealers for Fund transactions on the basis of Fund share sales by such brokers or dealers.

Sub-Adviser further agrees that it:

(a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b) will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c) will report regularly to Manager and the Board and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board on a regular basis at reasonable times the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to standard industry indices and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Manager;

(d) will prepare such books and records with respect to each Fund’s securities transactions as requested by Manager and will furnish Manager and the Board such periodic and special reports as Manager or the Board may reasonably request; and

(e) will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Funds, and will notify Manager promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Funds’ securities are priced on a given day) that may materially impact the pricing of one or more securities in Sub-Adviser’s portion of the portfolio. In addition, upon the request of Manager, Sub-Adviser will assist Manager in evaluating the impact that such an event may have on the net asset value of the Funds and in determining a recommended fair value of the affected security or securities. Sub-Adviser shall not be liable for any valuation determined or adopted by the Funds, the Funds’ custodian and/or portfolio accounting agent, as contemplated in this Agreement, unless such determination is made based upon information provided by Sub-Adviser that is materially incorrect or incomplete as a result of Sub-Adviser’s gross negligence.

3. Expenses.  During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for each Fund.

4. Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee for each Fund equal to a percentage (as set forth on Schedule A) of the remainder of (a) the investment management fee payable by each Fund to Manager based on average daily net assets pursuant to the Management Agreement between Manager and the Company, less (b) any management fees, expenses, supermarket fees and alliance fees waived, reimbursed or paid by Manager in respect of each Fund.

The management fee shall accrue on each calendar day, and shall be payable monthly on the second business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of each Fund, determined in the manner established by the Board, as of the close of business on the last preceding business day on which each Fund’s net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

5. Services to Others.  Manager understands, and has advised the Board, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies that are not series of the Company, provided that whenever each Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised the Board, that in some cases this procedure may adversely affect the size of the position that each Fund may obtain in a particular security. It is further agreed that, on occasions when Sub-Adviser deems the purchase or sale of a security to be in the best interests of each Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for each Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised the Board, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to the Funds. It is also agreed that Sub-Adviser may use any supplemental research obtained for the benefit of the Funds in providing investment advice to its other investment advisory accounts or for managing its own accounts.

6. Limitation of Liability.  Manager will not take any action against Sub-Adviser to hold Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of Sub-Adviser’s duties under this Agreement, except for a loss resulting from Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

7. Term; Termination; Amendment.  As to each Fund, this Agreement shall become effective and shall run for an initial period as specified for each Fund in Schedule A hereto. This Agreement shall continue in force from year to year thereafter with respect to each Fund, but only as long as such continuance is specifically approved for each Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for each Fund, Sub-Adviser may continue to serve in such capacity for each Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice to Sub-Adviser. This Agreement may also be terminated by the Company with respect to a Fund by action of the Board or by a vote of a majority of the outstanding voting securities of such Fund on sixty (60) days’ written notice to Sub-Adviser by the Company.

This Agreement may be terminated with respect to each Fund at any time without the payment of any penalty by Manager or the Board or by vote of a majority of the outstanding voting securities of each Fund in the event that it shall have been established by a court of competent jurisdiction that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a breach of the covenants of Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination. This Agreement shall automatically terminate in the event the Management Agreement between Manager and the Company is terminated, assigned or not renewed.

8. Notice.  Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party as set forth below:

If to Manager:	If to Sub-Adviser:

Nuveen Asset Management 333 West Wacker Drive Chicago, Illinois 60606 Attention: Kevin J. McCarthy	Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, Illinois 60606 Attention: Mr. William T. Huffman

With a copy to:

Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 Attention: General Counsel

or such address as such party may designate for the receipt of such notice.

9. Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

10. Applicable Law.  This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois.

IN WITNESS WHEREOF, Manager and Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

NUVEEN ASSET MANAGEMENT a Delaware corporation	NUVEEN ASSET MANAGEMENT, LLC, a Delaware limited liability company

By:	By:
Title:	Title:

INVESTMENT SUB-ADVISORY AGREEMENT

SCHEDULE A

Fund Name	Effective Date	Period End	Compensation Percentage

Strategy Aggressive Growth Allocation Fund			50%
Strategy Balanced Allocation Fund			50%
Strategy Conservative Allocation Fund			50%
Strategy Growth Allocation Fund			50%

EXHIBIT A

DATES RELATED TO CURRENT ADVISORY AGREEMENT

The following table shows the date of (i) the Current Advisory Agreement with respect to each Fund; (ii) the last submission of the Current Advisory Agreement to a vote of the stockholders of the Fund; and (iii) the last approval of the Current Advisory Agreement by the Board.

	Effective Date of	Date Last Approved	Date Last Approved
Fund Name	Agreement	by Stockholders	by Board

Strategy Aggressive Growth Allocation Fund	October 1, 1996	October 1, 1996	June 17, 2010
Strategy Balanced Allocation Fund	October 1, 1996	October 1, 1996	June 17, 2010
Strategy Conservative Allocation Fund	October 1, 1996	October 1, 1996	June 17, 2010
Strategy Growth Allocation Fund	October 1, 1996	October 1, 1996	June 17, 2010

Exhibit A-1

EXHIBIT B

OTHER REGISTERED FUNDS ADVISED BY NAM AND FEE SCHEDULES

The following Nuveen funds have similar investment objectives and policies to the Funds that are addressed by the Proxy Statement; management fee schedules are included. Information is provided as of September 30, 2010.

Fund	Nuveen Funds with Similar Investment Objective and Policies

Strategy Aggressive Growth Allocation Fund, Strategy Balanced Allocation Fund, Strategy Conservative Allocation Fund, & Strategy Growth Allocation Fund	Nuveen Conservative Allocation Fund Nuveen Growth Allocation Fund Nuveen Moderate Allocation Fund

Management Fee Schedules
	Fund Managed
	Assets as of	Fund-level
Nuveen Fund	September 30, 2010	Fee Rate

Nuveen Conservative Allocation Fund	$47,432,740	0.15%
Nuveen Growth Allocation Fund	$9,358,588	0.15%
Nuveen Moderate Allocation Fund	$51,410,405	0.15%

NAM has agreed to waive fees and reimburse expenses (“Expense Cap”) of the listed Nuveen Funds, so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, underlying fund fees and expenses and extraordinary expenses) do not exceed the average daily net assets of any class of fund shares in the amounts and for the time periods stated in the following table:

		Current/Temporary
	Current/Temporary	Expense Cap	Permanent
	Expense Cap	Expiration Date	Expense Cap

Nuveen Conservative Allocation Fund	0.400%	October 31, 2011	0.840%
Nuveen Growth Allocation Fund	0.290%	October 31, 2011	N/A
Nuveen Moderate Allocation Fund	0.370%	October 31, 2011	N/A

Pursuant to an investment management agreement between NAM and each Nuveen fund, the Nuveen fund has agreed to pay an annual management fee for the services and facilities provided by NAM, payable on a monthly basis, based on the sum of a fund-level fee, according to the schedules above and a complex-level fee, as described below. The complex-level fee is a maximum of 0.2000% of the fund’s daily managed assets based on the daily managed assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States (collectively, the “Nuveen funds”) (“managed assets” is defined in each Nuveen fund’s investment management agreement with NAM, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings), with lower fee levels for complex-level assets that exceed $55 billion.

COMPLEX-WIDE FEES

Complex-Level	Effective
Asset Breakpoint	Complex-Level
Level	Fee Rate

$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%

Exhibit B-1

Complex-Level	Effective
Asset Breakpoint	Complex-Level
Level	Fee Rate

$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

Exhibit B-2

EXHIBIT C

DIRECTORS AND PRINCIPAL OFFICERS OF NAM

The following table provides the names of the Directors and Principal Officers of NAM and their principal occupation and position(s). The address of each Director and Principal Officer of NAM listed below is c/o Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. Currently, none of the persons listed below holds any position with the Company.

Other Business, Profession, Vocation
Name and Position with NAM	or Employment During Past Two Years

John P. Amboian, Chief Executive Officer and Director	Chief Executive Officer and Chairman (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.
Michael T. Atkinson, Vice President	Vice President (since 2002) of Nuveen Investments, LLC; Vice President and Assistant Secretary of the Nuveen Funds.
Stuart J. Cohen, Managing Director, Assistant Secretary and Assistant General Counsel	Managing Director, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Managing Director and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc., Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.
Lorna C. Ferguson, Managing Director	Managing Director (since 2004) of Nuveen Investments, LLC; Vice President of the Nuveen Funds.
Stephen D. Foy, Senior Vice President	Senior Vice President (since 2010) and Funds Controller (since 1998), previously, Vice President (1993-2010) of Nuveen Investments, LLC; Vice President and Controller of the Nuveen Funds; Certified Public Accountant.
Scott S. Grace, Managing Director and Treasurer	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC; Vice President and Treasurer of the Nuveen Funds; Managing Director and Treasurer of Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc. and Nuveen Investments Holdings, Inc.; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.

Exhibit C-1

Other Business, Profession, Vocation
Name and Position with NAM	or Employment During Past Two Years

Sherri A. Hlavacek, Managing Director and Corporate Controller	Managing Director and Corporate Controller of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Investment Advisers Inc. and Nuveen Investments Holdings, Inc.; Vice President and Controller of Nuveen Investments Solutions, Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Nuveen HydePark Group, LLC; Certified Public Accountant.
William T. Huffman, Chief Operating Officer, Municipal Fixed Income	Vice President of the Nuveen Municipal Funds; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.
Mary E. Keefe, Managing Director and Chief Compliance Officer	Managing Director (since 2004) and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen Investment Solutions, Inc. and Nuveen HydePark Group, LLC; Vice President and Assistant Secretary of NWQ Holdings, LLC and Winslow Capital Management, Inc.
Walter M. Kelly, Senior Vice President and Assistant Secretary	Senior Vice President (since 2008), formerly, Vice President, formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President and Chief Compliance Officer of the Nuveen Funds; previously, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).
David J. Lamb, Senior Vice President	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President of the Nuveen Funds; Certified Public Accountant.
Tina M. Lazar, Senior Vice President	Senior Vice President (since 2009), formerly, Vice President (1999-2009) of Nuveen Investments, LLC; Vice President of the Nuveen Funds.
John L. MacCarthy, Executive Vice President and Secretary and Director	Executive Vice President (since 2008), formerly, Senior Vice President (2006-2008), Secretary and General Counsel (since 2006) of Nuveen Investments, Inc., Nuveen Investments, LLC, and Nuveen Investments Holdings, Inc.; Executive Vice President (since 2008), formerly, Senior Vice President (2006-2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc., NWQ Holdings, LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; Director, Vice President and Secretary of Winslow Capital Management, Inc.

Exhibit C-2

Other Business, Profession, Vocation
Name and Position with NAM	or Employment During Past Two Years

Larry W. Martin, Senior Vice President and Assistant Secretary	Senior Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President and Assistant Secretary of the Nuveen Funds; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006) and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
Kevin J. McCarthy, Managing Director and Assistant Secretary	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Vice President and Secretary of the Nuveen Funds; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
John V. Miller, Chief Investment Officer and Managing Director	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Vice President of the Nuveen Municipal Funds; Chartered Financial Analyst.
Glenn R. Richter, Executive Vice President and Director	Executive Vice President, Chief Administrative Officer of Nuveen Investments, Inc. (since 2006); Executive Vice President of Nuveen Investments, LLC; Executive Vice President of Nuveen Investments Holdings, Inc.; Chief Administrative Officer of NWQ Holdings, LLC.
Christopher M. Rohrbacher, Vice President and Assistant Secretary	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of the Nuveen Funds; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).
Mark L. Winget, Vice President and Assistant Secretary	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of the Nuveen Funds; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Counsel, Vedder Price P.C. (1997-2007).

Exhibit C-3

Other Business, Profession, Vocation
Name and Position with NAM	or Employment During Past Two Years

Gifford R. Zimmerman, Managing Director, Assistant Secretary and Associate General Counsel	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Chief Administrative Officer of the Nuveen Funds; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

OFFICERS OF THE FUNDS

The following table provides the current officers of the Company and their principal occupations during the past five years (their titles may have varied during that period). The address of each officer listed below is c/o FAF Advisors, LLC, 800 Nicollet Mall, Minneapolis, Minnesota 55402. Officers receive no compensation from the Company*.

		Term of Office and	Principal Occupation(s)
Name and Year of Birth	Position with the Funds	Length of Time Served	During Past 5 Years

Thomas S. Schreier, Jr. 1962	President	Re-elected by the Board annually; President of FASF since February 2001	Chief Executive Officer of FAF Advisors, Inc.; Chief Investment Officer of FAF Advisors, Inc. since September 2007.
Jeffery M. Wilson 1956	Vice President	Re-elected by the Board annually, Vice President — Administration of FASF since March 2000	Senior Vice President of FAF Advisors, Inc.
Charles D. Gariboldi, Jr. 1959	Treasurer	Re-elected by the Board annually; Treasurer of FASF since December 2004	Mutual Funds Treasurer, FAF Advisors, Inc.
Jill M. Stevenson 1965	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FASF since September 2005	Mutual Funds Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director, Senior Project Manager, FAF Advisors, Inc.
David H. Lui 1960	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FASF since March 2005	Chief Compliance Officer, FAF Advisors, Inc.
Cynthia C. DeRuyter 1973	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of FASF since June 2010	Compliance Director, FAF Advisors, Inc., since March 2010; prior thereto, Compliance Manager, RSM McGladrey, Inc., since March 2006; prior thereto, Compliance Manager, FAF Advisors, Inc.

Exhibit C-4

		Term of Office and	Principal Occupation(s)
Name and Year of Birth	Position with the Funds	Length of Time Served	During Past 5 Years

Kathleen L. Prudhomme 1953	Secretary	Re-elected by the Board annually; Secretary of FASF since December 2004; prior thereto, Assistant Secretary of FASF since September 1998	Deputy General Counsel, FAF Advisors, Inc.
James D. Alt 1951	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FASF since December 2004; Secretary of FASF from June 2002 through December 2004; Assistant Secretary of FASF from September 1998 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.
James R. Arnold 1957	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FASF since June 2003	Senior Vice President, U.S. Bancorp Fund Services, LLC.
Richard J. Ertel 1967	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FASF since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc.
Michael W. Kremenak 1978	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FASF since February 2009	Counsel, FAF Advisors, Inc., since January 2009; prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP from September 2005 to January 2009.

*	Legal fees and expenses are paid to Dorsey & Whitney LLP, the law firm of which Mr. Alt is a partner.

Exhibit C-5

EXHIBIT D

COMPENSATION OF DIRECTOR NOMINEES

Set forth in the table below is information regarding the aggregate compensation paid by funds in the Nuveen fund complex to the Director Nominees for the calendar year ended December 31, 2009.

Director Nominees	Aggregate Compensation Paid ($)

John P. Amboian	0
Robert P. Bremner	265,996
Jack B. Evans	239,830
William C. Hunter	194,333
David J. Kundert	252,913
William J. Schneider	258,133
Judith M. Stockdale	219,480
Carole E. Stone	186,750
Terence J. Toth	247,289
Virginia L. Stringer	0

COMPENSATION OF CURRENT DIRECTORS

Set forth in the table below is information regarding compensation paid by the Company and the total compensation paid by the Company and Fund Complex to the current directors for the calendar year ended December 31, 2009.

		Total Compensation
	Aggregate Compensation	from Company and Fund
Current Directors	from Company ($)	Complex ($)

Benjamin R. Field	12,385	161,500
Roger A. Gibson	13,410	174,875
Victoria J. Herget	13,611	177,500
John P. Kayser	12,193	159,000
Leonard W. Kedrowski	13,823	180,250
Richard K. Riederer	12,155	158,500
Joseph D. Strauss	13,114	171,000
Virginia L. Stringer	21,664	282,500
James M. Wade	12,270	160,000

Exhibit D-1

EXHIBIT E

OWNERSHIP OF SHARES

The following table lists the dollar range of equity securities beneficially owned by each Director Nominee in the Funds and in all Nuveen funds to be overseen by the Director Nominee as of June 30, 2010.

	John P.	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Terence J.	Virginia L.
Fund	Amboian	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth	Stringer

Strategy Aggressive Growth Allocation Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Strategy Balanced Allocation Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Strategy Conservative Allocation Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Strategy Growth Allocation Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Aggregate range of Equity Securities in all Nuveen/FAF Funds to be overseen by Director Nominees	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

Exhibit E-1

EXHIBIT F

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of October 25, 2010, to the best knowledge of the Company, the following persons beneficially owned or owned of record 5% or more of the outstanding shares of any of the Funds indicated:

			Number of	Percentage
Fund	Stockholder	Class	Shares Owned	of Class

Strategy Aggressive Growth Allocation Fund	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	A	998,290.652	22.47%
	State Street Bank 401k Plan FBO ADP Access 401(k) Product 1 Lincoln St Boston MA 02111-2901	R	70,112.611	23.45%
	Jeff Popkin FBO Keg 1 O’Neal 401k Plan 805 S Wheatley St Ste 600 Ridgeland MS 39157-5005	R	35,390.322	11.83%
	MG Trust Co Cust FBO Beckhoff Automation LLC 401k 700 17th St Ste 300 Denver CO 80202-3531	R	20,330.537	6.80%
	Counsel Trust DBA MATC FBO Financial Software Systems Inc 401 k Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	R	18,303.317	6.12%
	MG Trust Company Cust. FBO ATG 700 17th Street Suite 300 Denver CO 80202-3531	R	16,113.857	5.39%
	US Bank Cust US Bancorp Cap U/A 01-01-1984 60 Livingston Ave Saint Paul MN 55107-2575	Y	3,905,531.367	58.93%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	1,650,657.577	24.91%
	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	Y	686,489.909	10.36%
Strategy Balanced Allocation Fund	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	A	2,292,971.780	12.88%

Exhibit F-1

			Number of	Percentage
Fund	Stockholder	Class	Shares Owned	of Class

	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	A	1,701,810.644	9.56%
	State Street Bank 401k Plan FBO ADP Access 401(k) Product 1 Lincoln St Boston MA 02111-2901	R	125,386.613	36.29%
	MG Trust Company Cust. FBO Pinks Original Bakery Inc. 700 17th Street Suite 300 Denver CO 80202-3531	R	24,456.155	7.08%
	Nancy Quintel/Rafael Cruz/Becky Wittmer FBO Lewis Rents Inc 401k PSP & Trust PO Box 710 Twain Harte CA 95383-0710	R	23,839.211	6.90%
	Orchard Trust Co LLC Cust Opp Funds Recordk Pro Ret Pl 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	R	18,230.191	5.28%
	US Bank Cust US Bancorp Cap U/A 01-01-1984 60 Livingston Ave Saint Paul MN 55107-2575	Y	9,910,424.019	42.06%
	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	Y	8,474,203.583	35.96%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	4,311,110.401	18.30%
Strategy Conservative Allocation Fund	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	A	435,462.634	9.93%
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	C	82,357.872	6.17%
	DWS Trust Co TTEE Black Angus Steakhouses LLC Savings and Investment Plan PO Box 1757 Salem NH 03079-1143	R	69,119.394	40.60%

Exhibit F-2

			Number of	Percentage
Fund	Stockholder	Class	Shares Owned	of Class

	MG Trust Co Cust FBO PDI World Group LLC 401k 700 17th St Ste 300 Denver CO 80202-3531	R	25,328.460	14.88%
	MG Trust Co Cust FBO Ratwik Roszak & Maloney PA 401k 700 17th St Ste 300 Denver CO 80202-3531	R	12,144.579	7.13%
	US Bank Cust US Bancorp Cap U/A 01-01-1984 60 Livingston Ave Saint Paul MN 55107-2575	Y	2,711,411.196	56.16%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	1,242,328.612	25.73%
	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	Y	558,413.559	11.57%
Strategy Growth Allocation Fund	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	A	735,615.567	9.63%
	MG Trust Company Trustee Ezzie’s Wholesale, Inc. 700 17th Street Suite 300 Denver CO 80202-3531	C	93,380.699	5.20%
	State Street Bank 401k Plan FBO ADP Access 401(k) Product 1 Lincoln St Boston MA 02111-2901	R	93,931.911	18.02%
	MG Trust Company Cust. FBO Huebsch Laundry Company 700 17th Street Suite 300 Denver CO 80202-3531	R	30,485.844	5.85%
	MG Trust Co Cust FBO Minnesota Mens Health Center 700 17th St Ste 300 Denver CO 80202-3531	R	29,651.565	5.69%
	MG Trust Co Cust FBO Beckhoff Automation LLC 401k 700 17th St Ste 300 Denver Co 80202-3531	R	28,863.971	5.54%
	AUL Group Retirement Account PO Box 1995 Indianapolis IN 46206-9102	R	26,173.214	5.02%

Exhibit F-3

			Number of	Percentage
Fund	Stockholder	Class	Shares Owned	of Class

	US Bank Cust US Bancorp Cap U/A 01-01-1984 60 Livingston Ave Saint Paul MN 55107-2575	Y	5,158,672.661	62.79%
	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	Y	1,340,859.789	16.32%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	674,169.080	8.21%

[1]	U.S. Bank National Association, the parent of FAF, serves as fiduciary for various trusts and other client accounts. As fiduciary, U.S. Bank has voting authority with respect to certain of the Funds’ outstanding shares beneficially owned by these accounts and, with respect to all such shares, intends to vote according to the recommendation of an independent party.

Exhibit F-4

EXHIBIT G

FIRST AMERICAN FUNDS
AUDIT COMMITTEE CHARTER
[As amended May 11, 2004]

1. The First American Funds Complex Audit Committee (Audit Committee) shall be composed entirely of independent directors1 who are not “interested persons” of the Funds within the meaning of the Investment Company Act of 1940. The Audit Committee shall be comprised of at least three members with one member appointed as chairperson. All committee members shall be financially literate2, at least one member shall have accounting or related financial management expertise3, and at least one member shall be an “audit committee financial expert” as determined by the Board of Directors of the Funds pursuant to SEC Form N-CSR, Items 3(b) and (c).

2. The purposes of the Audit Committee are:

(a) to oversee the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

(b) to oversee the quality of the Funds’ financial statements and the independent audit thereof;

(c) to assist Board oversight of the Funds’ compliance with legal and regulatory requirements; and

(d) to act as a liaison between the Funds’ independent auditors and the full Board of Directors.

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and for preparing the Funds’ financial statements, and the independent auditor’s responsibility is to plan and carry out a proper audit of the financial statements.

The outside auditor for the Funds is ultimately accountable to the Board of Directors and Audit Committee as representatives of shareholders. The Audit Committee and Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) to review with management and the independent auditors the audited annual financial statements of the Funds, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements;

1 A director shall be deemed “independent” for this purpose only if he or she is independent within the meaning of Rule 10A-3(b)(1)(iii) under the Securities Exchange Act of 1934. The full Board of Directors has reviewed information provided by each Audit Committee member and has found that each such member is “independent” within the meaning of this rule.
2 For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets the term “financially literate” in a manner consistent with the counterpart American Stock Exchange Rule, as meaning that an Audit Committee member is able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement.
3 For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets this qualification in a manner consistent with the counterpart American Stock Exchange Rule, as meaning that an Audit Committee member has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

Exhibit G-1

(b) to meet with the Funds’ independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters or concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Funds’ financial policies, procedures, and internal accounting controls and management’s responses thereto; (iv) to review the form of opinion the independent auditors propose to render to the Board and shareholders with respect to the Funds’ financial statements; and (v) to review the results of internal audits of areas that impact the Funds;

(c) to prepare and deliver the audit committee reports required to be included in the closed-end funds’ proxy statements;

(d) to receive and consider any communications which the Funds’ principal executive officer and principal financial officer are required to make to the Audit Committee in connection with their certifications of the Funds’ filings on SEC Form N-CSR;

(e) to receive and consider the communications which the Funds’ independent auditors are required to make to the Audit Committee pursuant to SEC Reg. S-X, Rule 2-07(a) (a copy of which is attached hereto as Exhibit A);

(f) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

(g) to ensure that the auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditor and the Funds, consistent with Independence Standards Board Statement No. 1, to engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, to evaluate the independence of the auditor, and to recommend that the Board of Directors take appropriate action in response to the auditors’ report to satisfy itself of the auditors’ independence;

(h) at least annually, to obtain and review a report by the auditor describing the firm’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carries out by the firm, and any steps taken to deal with any such issues;

(i) to consider pre-approving any accounting firm’s engagement to render audit or non-audit services to the Funds or, under the circumstances contemplated by SEC Reg. S-X, Rule 2-01(c)(7)(ii) (a copy of which is attached hereto as Exhibit B), to the Funds’ investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Funds and the accounting firm’s services have a direct impact on the Funds’ operations or financial reporting; provided, that the Audit Committee may establish written pre-approval policies and procedures which conform to the requirements of SEC Reg. S-X, Rule 2-01(c)(7)(i)(B) (a copy of which is attached hereto as Exhibit C);

(j) to review the fees charged to the Funds by the auditors for audit and non-audit services;

(k) to investigate improprieties or suspected improprieties in Fund operations;

(l) to review procedures to safeguard portfolio securities;

(m) to review the Funds’ back-up procedures and disaster recovery plans (except those pertaining to primary pricing services system);

(n) to discuss policies with respect to risk assessment and risk management;

(o) to meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors;

(p) to set clear hiring policies for employees or former employees of the auditors; and

Exhibit G-2

(q) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet at least quarterly and is empowered to hold special meetings, as circumstances require.

5. The Committee shall regularly meet with the Treasurer of the Funds.

6. The Committee shall establish procedures for (a) the receipt, retention, and treatment of complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Funds and of their investment advisers, administrators, principal underwriters, and any other provider of accounting related services for the Funds, of concerns regarding questionable accounting or auditing matters.

7. The Committee also shall act as the Funds’ “qualified legal compliance committee,” as defined in 17 CFR Section 205.2(k). In this role, the Committee shall:

(a) adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of United States federal or state securities law, material breach of fiduciary duty to the Funds arising under United States federal or state law, or similar material violation of United States federal or state law which is required to be made with respect to the Funds by attorneys who are subject to the reporting rules set forth in 17 CFR Part 205;

(b) have the authority and responsibility:

(i) to inform the Funds’ chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of a material violation received by the Committee (except in the circumstances described in 17 CFR Section 205.3(b)(4));

(ii) to determine whether an investigation is necessary regarding any report of evidence of a material violation received by the Committee and, if the Committee determines an investigation is necessary or appropriate, to (A) notify the Funds’ Board of Directors, (B) initiate an investigation, which may be conducted either by the Funds’ chief legal officer (or the equivalent thereof) or by outside attorneys, and (C) retain such additional expert personnel as the Committee deems necessary;

(iii) at the conclusion of the investigation, to (A) recommend to the full Board of Directors, by majority vote, that the Funds implement an appropriate response to evidence of a material violation, and (B) inform the Funds’ chief legal officer and chief executive officer and their Board of Directors of the results of any such investigation and the appropriate remedial measures to be adopted; and

(c) have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that the Funds fail in any material respect to implement an appropriate response that the Committee has recommended the Funds to take.

8. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the power to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel related to the Funds and the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

9. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors. The full Board of Directors shall approve this charter at least annually.

10. The Committee shall evaluate its own performance at least annually.

Exhibit G-3

Exhibit A: Reg. S-X, Rule 2-07(a)

(a) Each registered public accounting firm that performs for an audit client that is an issuer (as defined in section 10A(f) of the Securities Exchange Act of 1934, other than an issuer that is an Asset-Backed Issuer as defined in Rules 13a-14(g) and 15d-14(g) under the Securities Exchange Act of 1934, or an investment company registered under section 8 of the Investment Company Act of 1940, other than a unit investment trust as defined by section 4(2) of the Investment Company Act of 1940, any audit required under the securities laws shall report, prior to the filing of such audit report with the Commission (or in the case of a registered investment company, annually, and if the annual communication is not within 90 days prior to the filing, provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information), to the audit committee of the issuer or registered investment company:

(1) All critical accounting policies and practices to be used;

(2) All alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management of the issuer or registered investment company, including:

(i) Ramifications of the use of such alternative disclosures and treatments; and

(ii) The treatment preferred by the registered public accounting firm;

(3) Other material written communications between the registered public accounting firm and the management of the issuer or registered investment company, such as any management letter or schedule of unadjusted differences;

(4) If the audit client is an investment company, all non-audit services provided to any entity in an investment company complex, as defined in Rule 2-01 (f)(14), that were not pre-approved by the registered investment company’s audit committee pursuant to Rule 2-01 (c)(7).

Exhibit G-4

Exhibit B: Reg. S-X, Rule 2-01(c)(7)(ii)

(ii) A registered investment company’s audit committee also must pre-approve its accountant’s engagements for non-audit services with the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company in accordance with paragraph (c)(7)(i) of this section, if the engagement relates directly to the operations and financial reporting of the registered investment company, except that with respect to the waiver of the pre-approval requirement under paragraph (c)(7)(i)(C) of this section, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the registered investment company’s accountant by the registered investment company, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company during the fiscal year in which the services are provided that would have to be pre-approved by the registered investment company’s audit committee pursuant to this section.

Exhibit G-5

Exhibit C: Reg. S-X, Rule 2-01(c)(7)(i)(B)

(B) The engagement to render the service is entered into pursuant to pre-approval policies and procedures established by the audit committee of the issuer or registered investment company, provided the policies and procedures are detailed as to the particular service and the audit committee is informed of each service and such policies and procedures do not include delegation of the audit committees responsibilities under the Securities Exchange Act of 1934 to management.

Exhibit G-6

EXHIBIT H

FIRST AMERICAN FUNDS
GOVERNANCE COMMITTEE CHARTER
(as of November 3, 2009)

I.  Purpose

The purpose of the Governance Committee is to oversee the Board’s governance processes.

II.	Composition

The Governance Committee shall be composed entirely of Directors who are not “interested persons” of the Funds within the meaning of the Investment Company Act of 1940. The Governance Committee will have at least three members and the Board Chair will serve as an “ex-officio” member of the Committee.

III.	Responsibilities

The Committee will have the following responsibilities:

Board Composition

•	Interview and recommend to the Board of Directors of the Funds nominees for election as directors (whether they are “interested” or “disinterested” within the meaning of the Investment Company Act of 1940) consistent with the needs of the Board and the Funds. The Committee will evaluate candidates’ qualifications for Board membership and, with respect to persons being considered to join the Board as “disinterested” directors, their independence from management and principal service providers. These persons must be independent in terms of both the letter and the spirit of the 1940 Act and the Rules, Regulations and Forms under the 1940 Act. With respect to “disinterested” director candidates, the Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers. In this regard, the Committee will not consider the following types of candidates to serve as “disinterested” directors: (1) a close family member[4] of an employee, officer or interested director of a Fund or its affiliates, and (2) a former officer or director of a Fund’s affiliate.

•	Review, annually, the independence of all Independent Directors and report its findings to the Board.

•	Review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

•	Report annually to the Board on which current and potential members of the Audit Committee qualify as Audit Committee Financial Experts.

•	Recommend to the Board a successor to the Board Chair when a vacancy occurs in that position.

•	Consult with the Board Chair regarding the Board Chair’s recommended Committee assignments.

Committee Structure

•	Assist the Board Chair in his or her annual review of the Board’s Committee structure and membership.

Director Education

•	Develop an annual education calendar that details the topics to be addressed in the Board’s quarterly education sessions. The educational calendar will be presented to the full Board at its first quarterly meeting.

4  “Close family member” includes any member of the immediate family and any aunt, uncle or cousin.

Exhibit H-1

•	Encourage and monitor the attendance by each Independent Director at educational seminars, conferences or similar meetings.

•	Develop and conduct orientation sessions for new Independent Directors before or shortly after the new Directors join the Board.

•	Manage the Board’s education program in a cost-effective manner.

Governance Practices

•	Review and make recommendations to the Board of Directors concerning Director compensation at least once every year.

•	As appropriate or necessary, review, on a regular basis, and make recommendations to the Board of Directors concerning Director expenses, including those related to Board education, Director education, Director travel, legal counsel and consultant support.

•	Monitor compliance with the Board’s requirement that each Director maintain investments in the Funds that are at least equal to the aggregate fees for one year that he or she receives for Board-related service to the Funds.

•	Review Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 72.

•	Review Director compliance with the prohibition from serving on the board of directors of mutual funds that are not part of the First American Fund Complex.

•	If requested, assist the Board Chair in overseeing the Board’s self-evaluation process undertaken each year by the Independent Directors.

•	In collaboration with outside counsel and as required by law or deemed advisable by the Committee, develop policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

•	Review new industry reports and “best practices” applicable to the FAF complex as they are published.

•	In consultation with the Board Chair, review and, as appropriate, recommend changes in, Board governance policies, procedures and practices.

•	Report the Committee’s activities on a regular basis to the Board of Directors and make such recommendations as the Committee and the Board Chair deem appropriate.

•	Review at least annually and, as appropriate, recommend that the Board implement changes to this Charter.

IV.	Retention of Experts

The Committee will have the resources and authority to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of any one or more of the Funds, as appropriate.

Exhibit H-2

S71571

PROXY CARD First American Strategy Funds, Inc. 800 Nicollet Mall Minneapolis, MN 55402 Fund Name Here THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel, or any one of them, as proxies of the undersigned, with full power of substitution, to cast all eligible votes held by the undersigned at a Special Meeting of Stockholders, to be held at the offices of FAF Advisors, Inc., 800 Nicollet Mall, 3rd Floor-Training Room A, Minneapolis, Minnesota 55402, on December 17, 2010, at 11:30 a.m., Central time, and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Special Meeting are revoked. Receipt of the Notice of Special Meeting of Stockholders and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH ON THE REVERSE SIDE. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. NOTE: Please sign exactly as your name appears on this proxy card. Joint owners should each sign. When signing as executor, administrator, attorney, trustee, guardian or custodian for a minor, please give full title as such. If a corporation, this signature should be that of an authorized officer, please sign in full corporate name and indicate the signer’s title. Signature Date Additional Signatures (if held jointly) Date Please fold here — Do not tear or separate YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND STOCKHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. For your convenience we have setup several convenient methods to vote your proxy. Please vote by using one of the following methods detailed below: 1. Internet: Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. Control Number: 2. Phone: Simply dial toll-free XXX-XXX-XXXX. Please have this proxy card available at the time of the call. 3. Mail: Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided. 123456789123 If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in. For any questions regarding the proposals or how to cast your vote, call toll-free XXX-XXX-XXXX. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. “TAG ID” “CUSIP”

CONTROL NUMBER PROXY CARD Fund Name Here THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS. PROPOSALS: FOR AGAINST ABSTAIN 1. To approve an investment advisory agreement with Nuveen Asset Management and an investment sub-advisory agreement between Nuveen Asset Management and Nuveen Asset Management, LLC. 2. To elect ten directors to the Board of Directors to serve upon the closing of the Transaction. NOMINEES: (01) Robert P. Bremner (02) Jack B. Evans (03) William C. Hunter (04) David J. Kundert (05) William J. Schneider (06) Judith M. Stockdale (07) Carole E. Stone (08) Virginia L. Stringer (09) Terence J. Toth (10) John P. Amboian FOR ALL NOMINEES WITHHOLD FROM ALL NOMINEES FOR ALL EXCEPT: INSTRUCTION: To withhold authority to vote for any individual nominee, check the box “For All Except” and write that nominee’s name on the line provided above. THANK YOU FOR YOUR CONSIDERATION AND VOTING. “TAG ID” “SCANNER BAR CODE” CUSIP